UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

MAUI LAND & PINEAPPLE COMPANY, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MAUI LAND & PINEAPPLE COMPANY, INC.

200 Village Road

Lahaina, Hawaii 96761

(808) 877‑3351

May 16, 2022

To Our Shareholders:

We are pleased to invite you to the 2022 Virtual Annual Meeting of Shareholders, or the Annual Meeting, of Maui Land & Pineapple Company, Inc., or the Company, which will be held on Wednesday, June 29, 2022 at 8:30 a.m., Hawaii Standard Time, via conference call at (866) 316-1519, PIN = 42323766#. The attached notice and proxy statement describe the formal business to be transacted at the Annual Meeting.

We are furnishing proxy materials to our shareholders over the Internet. You may read, print and download our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at http://www.edocumentview.com/MLP. On May [ ], 2022, we mailed our shareholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions regarding how you may request a paper copy of these materials by mail, telephone or email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

The accompanying proxy statement provides information regarding the matters we are asking you to consider and vote upon at the Annual Meeting, which are:

1.	the election of five directors to serve for a one‑year term to expire at the 2023 Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	the approval, on a non‑binding advisory basis, of the compensation paid to our named executive officers;

3.	the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2022;

4.	the approval of the re-incorporation of the Company from a Hawaii corporation to a Delaware corporation, including the Delaware Certificate of Incorporation; and

5.	the transaction of such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

The Board of Directors of the Company, or the Board, has set May 5, 2022 as the record date for the Annual Meeting. Only shareholders of record as of the close of business on that date will be able to attend and vote during the Annual Meeting. A list of our shareholders of record as of the close of business on the record date will be available for inspection by any of our shareholders for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices, 200 Village Road, Lahaina, HI 96761.

The Board has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote “FOR” each matter to be considered.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, and the additional information in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

Thank you for your continued support of Maui Land & Pineapple Company, Inc.

Sincerely,

/s/ WARREN H. HARUKI
Warren H. Haruki Chairman & Chief Executive Officer

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials:

May 18, 2022

GENERAL INFORMATION REGARDING THE ANNUAL MEETING	1
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	7
PROPOSAL 1: TO ELECT FIVE DIRECTORS TO SERVE FOR A ONE-YEAR TERM TO EXPIRE AT THE 2023 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED	8
INFORMATION REGARDING DIRECTOR NOMINEES	9
INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE	11
INFORMATION REGARDING COMMITTEES OF THE BOARD	12
PROPOSAL 2: TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	14
EXECUTIVE OFFICERS	15
EXECUTIVE COMPENSATION	15
DIRECTOR COMPENSATION	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
PROPOSAL 3: TO RATIFY THE APPOINTMENT OF ACCUITY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022	22
REPORT OF THE AUDIT COMMITTEE	23
PROPOSAL 4: TO APPROVE THE RE-INCORPORATION OF THE COMPANY FROM A HAWAII CORPORATION TO A DELAWARE CORPORATION, INCLUDING THE DELAWARE CERTIFICATE OF INCORPORATION	24
HOUSEHOLDING OF PROXY MATERIALS	41
ADDITIONAL INFORMATION	41
OTHER MATTERS	41
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1
APPENDIX E	E-1
APPENDIX F	F-1

PROXY STATEMENT

FOR

2022 VIRTUAL ANNUAL MEETING

OF

MAUI LAND & PINEAPPLE COMPANY, INC.

200 Village Road

Lahaina, Hawaii 96761

(808) 877‑3351

GENERAL INFORMATION REGARDING THE ANNUAL MEETING

This proxy is solicited on behalf of the Board of Directors, or the Board, of Maui Land & Pineapple Company, Inc., a Hawaii corporation, in connection with the solicitation of proxies for use at the 2022 Virtual Annual Meeting of Shareholders, or the Annual Meeting, to be held virtually on Wednesday, June 29, 2022 at 8:30 a.m., local time, via conference call at (866) 316-1519, PIN = 42323766#, or any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Notice of Internet Availability of Proxy Materials

Pursuant to the Securities and Exchange Commission, or the SEC, “notice and access” rules, which allow companies to furnish their proxy materials over the Internet, we intend to mail to our shareholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the proxy materials on or about May 18, 2022. We sometimes refer to this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or the 2021 Annual Report, and the proxy card, together as the “Proxy Materials.”

We will also provide access the Proxy Materials over the Internet on or about May 18, 2022. You may read, print and download the Proxy Materials at http://www.edocumentview.com/MLP .

Because we are furnishing the Notice to our shareholders of record, you will not receive printed Proxy Materials unless you request them. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Materials electronically. It also instructs you on how you may submit your proxy over the Internet, by toll-free number, or virtually at the Annual Meeting. After receiving the Notice, shareholders can request to receive a paper copy of the Proxy Materials by mail. In addition, the Notice contains instructions on how shareholders may request to receive Proxy Materials electronically by e-mail.

As used in this Proxy Statement, the terms the “Company,” “we,” “our” and “us” refer to Maui Land & Pineapple Company, Inc.

Voting Eligibility and Procedures

Holders of record of shares of our common stock, no par value, at the close of business on May 5, 2022, or the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of our common stock, with each share entitling its owner to one vote per share on each matter properly brought before the Annual Meeting. Shareholders will not be entitled to cumulate their votes in the election of directors.

Holders of Record - If, on the Record Date, your shares of common stock of the Company, no par value, or our common stock, were registered directly in your name with our transfer agent, Computershare Limited, then you are a “holder of record.” As a holder of record, you may vote at the virtual Annual Meeting, or you may vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice. If you are a holder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by the Board on all matters described in this Proxy Statement. Warren H. Haruki and Wade K. Kodama, the designated proxyholders, are members of our management.

Beneficial Owners - If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, or a Nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that Nominee. The Nominee holding your account is considered the holder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your Nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, if you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid “legal proxy” or obtain a control number from your Nominee. Please contact your Nominee directly for additional information.

A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours at our principal corporate office at 200 Village Road, Lahaina, Hawaii 96761 for the ten days prior to the Annual Meeting.

Shares Outstanding and Quorum

As of the Record Date, approximately 19,517,186 shares of our common stock were issued and outstanding. Votes cast by proxy or via conference call at the Annual Meeting will be tabulated to determine whether or not a quorum is present for the transaction of business at the meeting. A quorum will exist if a majority of shares of our common stock issued and outstanding as of the Record Date are represented at the meeting, either virtually via conference call or by proxy.

Proxies

Shares of our common stock represented by properly executed proxies received by us at or prior to the Annual Meeting and not subsequently revoked will be voted as directed in those proxies. If no directions are given by a proxy, shares represented thereby will be voted in favor of: (i) the election of Stephen M. Case, Warren H. Haruki, David A. Heenan, Anthony P. Takitani and Arthur C. Tokin as directors to serve for a one-year term to expire at the 2023 Annual Meeting of Shareholders or until their successors are elected and qualified; (ii) the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers; (iii) the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2022; (iv) the approval of the re-incorporation of the Company from a Hawaii corporation to a Delaware corporation; and (v) the transaction of such other business as may be properly brought before the meeting or any postponement or adjournment thereof. Our Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no shareholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Proposals

At the Annual Meeting, stockholders will act upon the following proposals:

1.	the election of five directors to serve for a one‑year term to expire at the 2023 Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	the approval, on a non‑binding advisory basis, of the compensation paid to our named executive officers;

3.	the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2022;

4.	the approval of the re-incorporation of the Company from a Hawaii corporation to a Delaware corporation, including the Delaware Certificate of Incorporation; and

5.	the transaction of such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

Board Recommendations

The Board recommends you vote:

1.

“FOR” the election of Stephen M. Case, Warren H. Haruki, David A. Heenan, Anthony P. Takitani and Arthur C. Tokin to each serve for a one‑year term to expire at the 2023 Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	“FOR” the approval, on a non‑binding advisory basis, of the compensation paid to our named executive officers;

3.	“FOR” the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2022; and

4.	“FOR” the approval of the re-incorporation of the Company from a Hawaii corporation to a Delaware corporation, including the Delaware Certificate of Incorporation.

Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (1) “FOR” the election of Stephen M. Case, Warren H. Haruki, David A. Heenan, Anthony P. Takitani and Arthur C. Tokin to each serve for a one year term to expire at the 2023 Annual Meeting of Shareholders or until their successors are elected and qualified; (2) “FOR” the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers; (3) “FOR” the ratification of the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2022; (4) “FOR” the approval of the re-incorporation of the Company from a Hawaii corporation to a Delaware corporation, including the Delaware Certificate of Incorporation; and (5) in accordance with the recommendation of the Board, “FOR” or “AGAINST” all other matters as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

Voting Requirements to Approve each Proposal

The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of withheld votes, votes against, abstentions and broker non-votes on each of the proposals, are as follows:

PROPOSAL	VOTING REQUIREMENT	EFFECT OF “WITHHOLD” VOTES, VOTES “AGAINST” AND ABSTENTIONS	EFFECT OF BROKER NON-VOTES
Proposal No. 1: To elect five directors to serve for a one-year term to expire at the 2023 annual meeting of shareholders or until their successors are elected and qualified.

A plurality of the votes cast by the shares entitled to vote in the election at a meeting at which quorum is present is required to elect each director nominee. This means that the five nominees receiving the highest number of votes at the Annual Meeting will be elected.

		A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.
Proposal No. 2: To approve, on a non-binding advisory basis, the compensation paid to our named executive officers

Requires the affirmative vote of a majority of the shares of stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).

		An “ABSTAIN” vote will be included in the total number of shares present virtually and entitled to vote on this proposal, and will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.
Proposal No. 3: To ratify the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2022

Requires the affirmative vote of a majority of the shares of stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).

		An “ABSTAIN” vote will be included in the total number of shares present virtually and entitled to vote on this proposal, and will have the same effect as a vote “AGAINST” this proposal.	Because a bank, broker, dealer or other Nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

Proposal No. 4: To approve the re-incorporation of the Company from a Hawaii Corporation to a Delaware corporation, including the Delaware Certificate of Incorporation	Requires the affirmative vote of a majority of the outstanding shares entitled to vote.	An “ABSTAIN” vote will be included in the total number of shares entitled to vote on this proposal, and will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will be included in the total number of shares entitled to vote on this proposal, and will have the same effect as a vote “AGAINST” this proposal.

Abstentions and Broker Non‑Votes

Abstentions

When an eligible voter attends the meeting via conference call but decides not to vote, his or her decision not to vote is called an “abstention.” Properly executed proxies that indicate “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

•	abstention shares are deemed present and entitled to vote for purposes of establishing a quorum;

•

abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

•

abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

Broker Non‑Votes

If you are the beneficial owner of shares held in “street name” by a Nominee, then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. “Broker non‑votes” occur when shares held by a Nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the broker does not receive voting instructions from the beneficial owner, and (ii) such proposal is a non‑routine proposal for which the Nominee lacks the discretionary authority to vote the shares. Whether a proposal is routine or non‑routine is determined under the rules of the New York Stock Exchange, or NYSE. Thus, when no voting instructions are received and a Nominee lacks the discretion to vote on his or her clients’ behalf, Nominees are generally required to return the proxy (or a substitute) marked with an indication that the Nominee lacks voting power over that particular proposal. This type of response is known as a “broker non‑vote.” We will treat broker non‑votes as follows:

•	broker non‑votes are deemed present and entitled to vote for purposes of establishing a quorum;

•

broker non‑votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority (or some other percentage) of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non‑vote will not affect the outcome of the voting on a proposal that requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal for approval; and

•

broker non‑votes will have the same effect as a vote against a proposal that requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal for approval.

Revocation of Proxy

If you are a shareholder of record and vote by proxy, you may revoke your proxy at any time before it is voted by:

•	signing and returning another proxy card bearing a later date;

•	submitting another proxy on the Internet or by telephone (your latest telephone or Internet voting instructions are followed); or

•	submitting written notice of revocation to our Chief Financial Officer prior to or at the Annual Meeting or voting at the Annual Meeting.

Your attendance at the Annual Meeting via conference call will not have the effect of revoking your proxy unless you give written notice of revocation to our Chief Financial Officer before the polls are closed. Any written notice revoking a proxy should be sent to our Chief Financial Officer at 200 Village Road, Lahaina, Hawaii 96761, and must be received before the polls are closed.

If your shares are held in the name of a Nominee, you may change your vote by submitting new voting instructions to your Nominee. Please note that if your shares are held of record by a Nominee and you decide to attend and vote at the Annual Meeting, your vote via conference call at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your Nominee in advance of the Annual Meeting.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing (when requested) of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such services.

Result Announcement

The preliminary voting results will be announced at the virtual Annual Meeting. The final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

Shareholder Proposals and Nominations

Under Rule 14a‑8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, in order for business to be properly brought by a shareholder before an annual meeting, our Chairman, President or Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to shareholders in connection with the preceding year’s annual meeting. Thus, proposals of shareholders intended to be presented pursuant to Rule 14a‑8 under the Exchange Act must be received at our principal corporate office at 200 Village Road, Lahaina, Hawaii 96761 on or before March 1, 2023 in order to be considered for inclusion in our proxy statement and proxy card for the 2023 Annual Meeting.

Our Bylaws contain additional requirements that must be satisfied for any proposal of shareholders made other than under Rule 14a‑8. Compliance with these requirements will entitle the proposing shareholder only to present such proposals or nominations before the meeting, not to have the proposals or nominations included in our proxy statement or proxy card. Such proposals or nominations may not be brought before an annual meeting by a shareholder unless the shareholder has given timely written notice in proper form of such proposal or nomination to our Chairman, President, or Secretary. Such proposals or nominations may be made only by persons who are shareholders of record on the date on which such notice is given and on the record date for determination of shareholders entitled to vote at that meeting. Shareholder notices of any proposals or nominations intended to be considered at the 2023 annual meeting of shareholders, or the 2023 Annual Meeting, will be timely under our Bylaws only if received at our principal corporate office no earlier than March 1, 2023 and no later than March 31, 2023. However, if the 2023 Annual Meeting is called for a date that is not within thirty days before or after June 29, 2023, any such notice will be timely only if it is received no later than the close of business on the tenth day following the date of the first mailing of the notice of our 2023 Annual Meeting or the date of the public disclosure of the date of our 2023 Annual Meeting, whichever is earlier.

To be in proper written form, a shareholder’s notice concerning a proposal to be presented at an annual meeting must comply with the terms of our bylaws and set forth as to each matter the shareholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and record address of such shareholder;

•	the number of shares of our stock owned by such shareholder beneficially and of record;

•

a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and

•	a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

To be in proper written form, a notice concerning a nomination for election to the Board must comply with the terms of our bylaws and set forth as to each person whom the shareholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the number of shares of our stock owned by the person beneficially and of record; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and as to the shareholder giving the notice:

•	the name and record address of such shareholder;

•	the number of shares of our stock owned by such shareholder beneficially and of record;

•

a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

•	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

•

any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

A notice concerning a nomination for election to the Board must be accompanied by a written consent of each proposed nominee being named as a nominee and to serve as a director if elected.

In addition, no person will be eligible for election as a director if such election would cause us to have insufficient “independent directors” within the meaning of the listing standards of the NYSE.

Any notice concerning proposals or nominations sought to be considered at an annual meeting should be addressed to our Chairman, Chief Executive Officer or Secretary at our principal corporate office, located at 200 Village Road, Lahaina, Hawaii 96761. The full text of the Bylaws provisions referred to above, which also set forth requirements and limitations as to shareholder proposals or nominations to be considered at any special meeting, may be obtained by contacting our Chief Financial Officer at the foregoing address, by telephone at 808‑665‑5452, or e‑mail at wkodama@kapalua.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section entitled “Risk Factors,” and elsewhere, in our 2021 Annual Report. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements.

The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

MATTERS TO BE VOTED UPON

PROPOSAL 1: TO ELECT FIVE DIRECTORS TO SERVE FOR A ONE-YEAR TERM TO EXPIRE AT THE 2023 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

General Information

Our Board currently consists of five members who were elected for a one‑year term or until their successors are elected or appointed and qualified. Based upon the recommendation of our Nominating and Governance Committee, the Board has nominated the following individuals for election to the Board for the term that ends at the 2022 Annual Meeting: Messrs. Stephen M. Case, Warren H. Haruki, David A. Heenan, Anthony P. Takitani and Arthur C. Tokin. All nominees currently serve on the Board.

In the event that any person nominated as a director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board to fill the vacancy. We do not expect that any of the nominees will be unavailable to serve.

It is the Company’s policy to encourage directors and director nominees to attend the Annual Meeting. We expect that all of our director nominees will attend the Annual Meeting.

Set forth below is biographical information for each nominee for election at the Annual Meeting. There are no family relationships among any of our directors or executive officers.

Recommended Vote

The election of each of our director nominees requires a plurality of the votes cast by the shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. This means that the five nominees receiving the highest number of votes at the Annual Meeting will be elected, even if those votes do not constitute a majority of the votes cast. Shareholders may vote “FOR,” or “WITHHOLD” with respect to this Proposal 1. A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.

This proposal is considered a non-routine matter under applicable stock exchange rules. A bank, broker or other Nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and thus will have no effect on the outcome of the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FIVE PERSONS NOMINATED BY OUR BOARD TO SERVE AS A DIRECTOR FOR A ONE-YEAR TERM TO EXPIRE AT THE 2023 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

INFORMATION REGARDING DIRECTOR NOMINEES

The following information sets forth the names, ages, and positions of our current directors and executive officers as of May 2, 2022.

Name	Age	Present Position
Executive Officers
Warren H. Haruki	69	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)
Wade K. Kodama	57	Chief Financial Officer, Treasurer (Principal Financial Officer)
Paulus Subrata	45	Vice President
Non-Employee Directors
Stephen M. Case	63	Director
David A. Heenan(1)(2)(3)	82	Director
Anthony P. Takitani(1)(2)(3)	67	Director
Arthur C. Tokin(1)(2)(3)(4)	77	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating and Corporate Governance Committee.
(4)	Lead independent director.

Directors

Our Board is currently comprised of five members, each of whom serve for a one‑year term until our 2022 annual meeting of shareholders or until their successors are elected or appointed and qualified. The following biographical information discloses each director’s age, business experience and other directorships held during the past five years. It also includes the experiences, qualifications, attributes and skills that led to the conclusion that the individual should serve as our director.

Warren H. Haruki

Mr. Haruki has served as our Chief Executive Officer since May 2009 and Chairman of the Board since January 2009. He has been a director on the Board since 2006. Mr. Haruki has served as President and Chief Executive Officer of Grove Farm Company, Inc., a land development company located on Kauai, Hawaii, since 2005. He was President of GTE Hawaiian Tel and Verizon Hawaii, communications providers, from 1991 to 2003. Mr. Haruki serves on the boards of several privately held companies and not for profit organizations.

Mr. Haruki’s experience in leadership roles, some of which were in public companies, gives him a deep understanding of the role and strategic priorities of the Board. In addition, his experience with operational and financial matters in similar industries as ours positions him well to serve as our Chairman & Chief Executive Officer.

Stephen M. Case

Mr. Case has served as a director on the Board since December 2008. Mr. Case has also served as Chairman and Chief Executive Officer of Revolution LLC, an investment firm, since April 2005; as a Partner of Revolution Growth II, LP, a growth‑stage investment firm, since August 2011; as a Partner of Revolution Growth III, LP, a growth‑stage investment firm, since June 2015; as a Partner of Revolution Growth IV, LP, a growth-stage investment firm, since November 2020; as a Partner of Revolution Ventures II, LP, an early‑stage technology investment firm, since July 2013; as a Partner of Revolution Ventures III, LP, an early-stage technology investment firm, since November 2018; as a Partner of Rise of the Rest Seed Fund, LP, a Revolution early-stage investment firm, since November 2017; as a Partner of Rise of the Rest Seed Fund II, LP, a Revolution early stage investment firm, since March 2019; as a Partner of Rise of the Rest Real Estate Management Company since December 2019; as a member of the board of directors of Sweetgreen, Inc., a food company, since December 2013; and as Chairman of Exclusive Resorts LLC, a membership‑based luxury real estate company, since November 2004. Mr. Case was on the Board of Revolution Foods from June 2014 to July 2019; was on the Board of Bloom Energy Corporation from July 2014 to March 2016; was on the Board of BigCommerce Holdings, Inc. from July 2013 to October 2015; was on the Board of Zipcar, Inc. from December 2010 to March 2013; was Chairman of the Board of Time Warner, Inc. from January 2001 to May 2003; and was Chairman of the Board and Chief Executive Officer of America Online, Inc. from 1995 to January 2001 and was its Chief Executive Officer from 1993 to 1995. Mr. Case holds a Bachelor of Arts in Political Science from Williams College.

Mr. Case is an experienced business leader, whose experience leading other public companies further augments his range of knowledge, providing experience on which he can draw while serving as a member of the Board. In addition, Mr. Case also brings the perspective of our largest shareholder to the Board.

David A. Heenan

Mr. Heenan has served as a director on the Board since January 2018. Mr. Heenan previously served as a member of the Board from 1999 until our annual meeting in 2015. Mr. Heenan had served as a Trustee of The Estate of James Campbell, a private trust in Honolulu, Hawaii, from 1995 to 2018. He was Chairman, President and Chief Executive Officer of Theo. H. Davies & Co., Ltd., the North American holding company for the Hong Kong-based Jardine Matheson, from 1982 to 1995, and served as a director of Bank of Hawaii Corporation from 1993 until 2015. Mr. Heenan is a visiting business professor at the College of William and Mary. He was the Chairman of the Board from May 2003 to March 2004 and has also served the Board as its lead independent director. Mr. Heenan holds an A.B. degree from College of William and Mary, an Master’s of Business Administration from Columbia University and a Ph.D. from the Wharton School of University of Pennsylvania.

Mr. Heenan’s former experience leading a public company, as well as his public company board experience, provides him with a rich depth of experience on which he can draw while serving on the Board.

Anthony P. Takitani

Mr. Takitani has served as a director on the Board since April 2015. Mr. Takitani is an attorney and partner of the law firm Takitani Agaran Jorgensen and Wildman LLP, a firm specializing in real estate, commercial and personal injury law in Maui. Mr. Takitani also served two terms as a legislator in the State of Hawaii House of Representatives. Mr. Takitani is very involved in the Maui community, having served on numerous non-profit boards for organizations such as the Maui Arts & Cultural Center as well as the Board of Directors for Maui Health Systems. Mr. Takitani holds an undergraduate degree from the University of Hawaii at Manoa, and received a Juris Doctor from Southwestern University School of Law in Los Angeles.

Mr. Takitani’s extensive legal background, experience as a legislator, and involvement in the Maui community make him a valuable asset on the Board.

Arthur C. Tokin

Mr. Tokin has served as a director on the Board since May 2010. Mr. Tokin has served as a business consultant with Lum Yip Kee Ltd., a real-estate related business in Honolulu, Hawaii, since 2005. In addition, he served as a business consultant with Title Guaranty of Hawaii, Inc. from 2011 to 2017. From 1992 through 2004, Mr. Tokin was the managing Partner of the Honolulu, Hawaii office of PricewaterhouseCoopers, a global public accounting firm. Mr. Tokin also serves on the boards of several privately held companies and not-for-profit organizations. Mr. Tokin holds a Bachelor’s of Business Administration from the University of Washington and a Master’s of Business Administration from Oregon State University.

Mr. Tokin’s experience in a leadership and governance role with PricewaterhouseCoopers, providing audit and advisory services to a number of significant companies, makes him particularly well suited to serve on the Board. His experience as a proven business leader provides him with the skills necessary to be our lead independent director.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Communications with the Board

All interested parties wishing to submit written communications to our management and non‑management directors should address their communications to: Board of Directors of Maui Land & Pineapple Company, Inc., or to the specified individual director, c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761. All such correspondence will be forwarded to the specified director or in the absence of such specification, to our lead independent director.

Code of Ethics

We adopted a Code of Business Conduct and Ethics, or Code of Ethics, in March 2008, which applies to all of our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our website at www.mauiland.com/investor.shtml. We will disclose any amendment to, or waiver from, any provision of the Code of Ethics by posting such information on our website.

Board Leadership Structure and Risk Oversight

Our Board does not have a policy, one way or the other, on whether the same person should serve as both our Chief Executive Officer and Chairman of the Board or whether the Chairman should be a non‑employee director. Our Board believes that it should have the flexibility to make this determination at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Over the past several years, we have had different leadership structures reflecting our circumstances at the time. Our Board believes that the current leadership structure, with Mr. Haruki serving as Chairman of the Board and Chief Executive Officer, is appropriate, given Mr. Haruki’s experience in serving in both of these roles, his strong leadership capability and the efficiency of having the roles combined. Pursuant to past practice, whenever the Chairman is an employee of the Company, the Board selects a “lead independent director.” Mr. Tokin currently serves as the lead independent director and as such, presides over meetings of the non‑management directors. We believe that this leadership structure provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our shareholders, that the interests of management and our shareholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our shareholders.

Our Audit Committee oversees our risk management functions, the purpose of which is to identify potential events and risks that may affect our business and objectives including, without limitation, financial, cybersecurity and compliance risks. To fulfill this duty, the committee works with our external auditors and management to highlight significant enterprise‑wide risks, to establish operational plans to control and mitigate risks and to monitor and review the risk management function. Our Audit Committee discusses its findings with the Board and consults with the Board on all major decisions.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

No Hedging or Pledging Policy

The Insider Trading Policy that was adopted by the Board prohibits our directors, officers, employees and consultants from hedging the economic interest in our securities, and from pledging our securities, except for certain pledges of securities as collateral for loans with the prior approval of our chief executive officer.

INFORMATION REGARDING COMMITTEES OF THE BOARD

Our Board has established three standing committees: our Audit Committee, our Compensation Committee, and our Nominating and Governance Committee. Our Board has approved a written charter for each of these committees, and each such charter as well as our Corporate Governance Guidelines are posted on our website at www.mauiland.com/investor.shtml.

Name	Audit	Compensation	Nominating and Corporate Governance
Warren H. Haruki
Stephen M. Case
David A. Heenan	X	X*	X
Anthony B. Takitani	X	X	X*
Arthur C. Tokin	X*	X	X
*Chairman of the respective committee.

Board and Committee Meetings

During 2021, the Board held four meetings; our Audit Committee held four meetings; our Compensation Committee held two meetings; and our Nominating and Governance Committee held one meeting. Our Board and each committee conduct annual self‑evaluations of their effectiveness. In 2021, all directors attended 100% of the aggregate meetings of the Board and committees on which they serve. The non‑management directors met twice in 2021 with Mr. Tokin, the lead independent director, presiding at such meetings. Board members are encouraged, but not required, to attend our annual meetings. Each of the directors attended the 2021 Annual Meeting of Shareholders.

Audit Committee

Members of our Audit Committee are currently Messrs. Tokin (Chairman), Heenan and Takitani. All of our Audit Committee members are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC. Our Board has determined that all members of our Audit Committee are “audit committee financial experts” as defined in the rules and regulations of the SEC.

Our Audit Committee is responsible for, among other things, monitoring the integrity of our consolidated financial statements, our system of internal accounting controls and financial reporting processes, and the overall performance of our internal auditors. Our Audit Committee is also responsible for hiring, determining compensation for, and reviewing the independence and performance of, our independent registered public accounting firm.

Compensation Committee

Members of our Compensation Committee are currently Messrs. Heenan (Chairman), Takitani and Tokin. All of our Compensation Committee members are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC.

Our Compensation Committee reviews and approves the compensation plans, salary recommendations and other matters relating to compensation of our named executive officers and directors. Compensation recommendations regarding the named executive officers (except for the Chief Executive Officer) and directors are generally provided to our Compensation Committee by our Chief Executive Officer and approved by the committee. Our Chief Executive Officer’s total compensation is recommended by our Compensation Committee and approved by the Board. Our Compensation Committee generally retains the services of a compensation consultant to evaluate the compensation of our named executive officers and directors.

Our Compensation Committee has the sole authority to retain and terminate outside counsel and other outside experts or consultants, at our expense, as deemed appropriate.

Nominating and Governance Committee

Members of our Nominating and Governance Committee are currently Messrs. Takitani (Chairman) Heenan and Tokin. All of our Nominating and Governance Committee members are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC.

Our Nominating and Governance Committee identifies, evaluates, and recommends qualified candidates to the Board for nomination and election. Our Nominating and Governance Committee’s policy with respect to director candidates recommended by shareholders is that it will consider any such director candidates on the same basis as candidates identified by the committee. Names and resumes of prospective directors should be addressed to Nominating and Governance Committee of Maui Land & Pineapple Company, Inc., c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761.

The criteria that will be applied in evaluating any candidate considered by our Nominating and Governance Committee, including those recommended by shareholders, includes whether or not the candidate:

•	is familiar with the communities of Maui and Hawaii in general;

•	possesses personal and professional integrity, sound judgment and forthrightness;

•	has sufficient time and energy to devote to our affairs;

•	is willing to challenge and stimulate management and is able to work as part of a team in an environment of trust;

•	has an open‑minded approach to, and the resolve to independently analyze, matters presented for consideration;

•	will add specific value by virtue of particular technical expertise, experience or skill relevant to our business; and

•

understands business and financial affairs and the complexities of a business organization. While a career in business is not essential, a nominee should have a proven record of competence and accomplishment through leadership in industry, non‑profit organizations, the professions or government.

Policy for Consideration of Director Nominees

Our Nominating and Governance Committee has not adopted any formal diversity policy with respect to the nomination of qualified director candidates. However, our Nominating and Governance Committee may consider diversity, broadly defined to include a diversity of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, in the context of the requirements of the Board at any specific point in time.

Our Nominating and Governance Committee identifies nominees for positions on the Board by requesting names of potential candidates from the other Board members and from our executive officers. The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for reelection. With respect to existing directors, prior to making its recommendation to the full Board, our Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director’s continuation on the Board as a regular part of the nominating process.

Our Nominating and Governance Committee is authorized by its charter to retain a third-party search firm to identify potential nominees to the Board. Our Nominating and Governance Committee reviews resumes of interested candidates and selects those that pass the initial screening for personal interviews, screening, and for final recommendation to the Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and beneficial owners of more than 10% of the outstanding shares of our common stock, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC and to furnish us with copies of such reports. To our knowledge, based solely upon a review of such reports and amendments thereto received by us during or with respect to the most recent fiscal year and upon written representations regarding all reportable transactions, we believe that all Section 16(a) reports were filed on a timely basis.

PROPOSAL 2: TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

We are asking our shareholders to cast an advisory vote on the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to SEC compensation disclosure rules. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to vote on our executive compensation. At our 2019 Annual Meeting of Shareholders, a majority of our shareholders voted in favor of holding an advisory vote to approve executive compensation every year. Our Board considered these voting results and decided to adopt a policy providing for an annual advisory shareholder vote to approve our executive compensation. We are therefore holding this year’s advisory vote in accordance with that policy and pursuant to U.S. securities laws and regulations.

Summary

The primary objective of our executive compensation program is to attract and retain executives with the skills necessary to lead us in pursuing our mission, achieving our strategic objectives, and creating long-term value for our stockholders. We recognize there is significant competition for talented executives, especially within the geographic regions in which our operations are located, and it can be particularly challenging for companies with limited operating histories to recruit and retain executives, and other key employees, with the food industry experience necessary to achieve our goals.

In developing our executive compensation program, our compensation committee is guided by the following goals and principles:

●

attract, retain, and incentivize executives with the background, experience, and vision necessary to lead us in pursuing our mission, achieving our strategic objectives, and creating long-term value for our shareholders;

●	provide a compensation package that is generally competitive with other companies in our industry that operate in similar geographic locations and are of a similar size and stage of growth; and

●

align the interests of our executives with those of our stockholders by issuing a meaningful portion of total compensation opportunity in the form of equity-based awards linked to the value of our common stock.

For additional information regarding our executive compensation program, please refer to the section of this Proxy Statement entitled “Executive Compensation” and the related compensation tables, notes and narrative discussion.

Proposal

The Board is asking our shareholders to indicate their support, on a non-binding, advisory basis, for the compensation of our named executive officers as described in this Proxy Statement by casting a vote “FOR” the following resolution:

“Resolved, our shareholders approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as described in the Proxy Statement for our 2022 Annual Meeting of Shareholders, including the section entitled “Executive Compensation” and the related compensation tables, notes and narrative discussion, including the compensation table and narrative discussion.”

Effect of Proposal

As an advisory vote, this proposal is not binding upon the Board or our Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

We urge our shareholders to carefully review the “Summary Compensation Table” and related narrative disclosure below, which describes the compensation paid to our named executive officers. Our Board and Compensation Committee believe that the compensation paid to our named executive officers, as described in this Proxy Statement, is effective in achieving our compensation objectives.

Recommended Vote

The approval, on a non-binding, advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting. Shareholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 2. Abstentions will have the same effect as a vote “AGAINST” this proposal.

This proposal is considered a non-routine matter under applicable stock exchange rules. A bank, broker or other Nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE OFFICERS

The following provides certain biographical information with respect to each of our executive officers who is not a director.

Warren H. Haruki	Mr. Haruki also serves as Chairman of the Board; his biography can be found in the section entitled “Directors.”

Wade K. Kodama

Mr. Kodama joined the Company as Chief Financial Officer in October 2021. Mr. Kodama previously served as the Chief Financial Officer of Hawaii Unified Industries from July 2019 to September 2021. From 2018 to April 2019, Mr. Kodama was the Vice President of Finance at Grace Pacific, LLC, a road building, paving and quarrying company in the State of Hawaii and a subsidiary of Alexander and Baldwin, a publicly traded corporation. From 2016 to 2018, Mr. Kodama served as the Project Controller for Shimmick/Traylor/Granite, a joint venture responsible for the construction of a $985 million Honolulu Rail Transit contract for the City & County of Honolulu. From 2012 to 2016, he served as Vice President of Finance and Chief Information Officer of Weeks Marine, an $800 million dollar a year dredging and marine construction company based out of Cranford, NJ. From 2007 to 2012, Mr. Kodama was the CFO/VP of Finance at Watts Constructors, a $300 million defense and civil contractor and a wholly owned subsidiary of The Weitz Company. Mr. Kodama also serves as the Treasurer and board member of Parents and Childer Together, a 401c(3) to serve early education needs and family services for underprivileged youth. Mr. Kodama holds a Bachelor of Business Administration, Accounting from University of Hawaii at Manoa.

Paulus Subrata

Mr. Subrata has served as Vice President of the Company since February 2019. From 2012 to 2019, Mr. Subrata served as our Controller, and from 2010 to 2012, he served as Director of Internal Audit with the Company. Mr. Subrata also serves on the boards of several non-profit organizations and a privately held company. Mr. Subrata holds a Master’s degree in Accounting from the University of Toledo.

EXECUTIVE COMPENSATION

Overview

This section discusses the material components of the executive compensation program offered to our principal executive officer, our two other most highly compensated executive officers, and one additional individual for whom disclosure would have been provided but for the fact that he was not serving as an executive officer at the end of our last completed fiscal year, or, collectively, our “named executive officers.” This narrative discussion of the compensation objectives, policies and arrangements that apply to our named executive officers is intended to be read in conjunction with the “Summary Compensation Table” and related disclosures set forth below. We are a “smaller reporting company” as defined in applicable SEC rules. In preparing the disclosure in this section, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies.” This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt following our 2022 annual meeting of shareholders may differ materially from the compensation policies and arrangements summarized in this discussion.

Named Executive Officers

Our named executive officers for the year ended December 31, 2021 were:

●	Warren H. Haruki, our Chairman and Chief Executive Officer (Principal Executive Officer)
●	Wade K. Kodama, our Chief Financial Officer (Principal Financial Officer)
●	Michael S. Hotta, our Former Chief Financial Officer (Former Principal Financial Officer); and
●	Paulus Subrata, our Vice President.

Compensation Overview

The primary objective of our executive compensation program is to attract and retain executives with the skills necessary to lead us in pursuing our mission, achieving our strategic objectives, and creating long-term value for our stockholders. We recognize there is significant competition for talented executives, especially within the geographic regions in which our operations are located, and it can be particularly challenging for companies with limited operating histories to recruit and retain executives, and other key employees, with the food industry experience necessary to achieve our goals.

Our compensation committee, which is comprised solely of independent directors, assists the Board in developing and reviewing the compensation programs and strategy applicable to our executive officers and directors, and overseeing our overall compensation philosophy. We expect our compensation committee will review our executive compensation program in light of market compensation amounts paid by companies that compete with us for management talent, taking into account factors such as total enterprise value, total revenue, growth rate, number of employees, and industry.

Compensation Goals and Principles

In developing our executive compensation program, our compensation committee is guided by the following goals and principles:

●

attract, retain, and incentivize executives with the background, experience, and vision necessary to lead us in pursuing our mission, achieving our strategic objectives, and creating long-term value for our shareholders;

●	provide a compensation package that is generally competitive with other companies in our industry that operate in similar geographic locations and are of a similar size and stage of growth; and
●

align the interests of our executives with those of our shareholders by issuing a meaningful portion of total compensation opportunity in the form of equity-based awards linked to the value of our common stock.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by, and paid to each of our named executive officers for the years ended December 31, 2021 and December 31, 2020:

Name and Principal Position	Year	Salary ($)	Stock Awards Annual ($) (1)	Stock Awards Long Term ($) (2)	All Other Compensation ($) (3)	Total
Warren H. Haruki	2021	$415,000	$415,000	$265,600	$762	$1,096,362
Chairman & Chief Executive Officer	2020	$415,000	$612,125	$391,760	$821	$1,419,706
(Principal Executive Officer)

Wade K. Kodama (4)	2021	$44,577	$13,300	$13,300	$0	$71,177
Chief Financial Officer
(Principal Financial Officer)

Michael S. Hotta (4)	2021	$147,232	$0	$0	$287	$147,519
Former Chief Financial Officer	2020	112,581	45,774	45,774	32	204,161
(Former Principal Financial Officer)

Paulus Subrata	2021	$152,885	$61,200	$61,200	$180	$275,465
Vice President	2020	150,000	88,500	88,500	187	327,187

(1)

Stock Awards Annual includes the annual incentive compensation payable in our common stock. Amounts reflect the aggregate grant date fair value of our common stock in accordance with FASB ASC Topic 718. Refer to the section entitled “Incentive-Based Compensation.”

(2)

Stock Awards Long Term includes the long-term incentive compensation payable in our common stock over three years, vesting quarterly. Amounts reflect the aggregate grant date fair value of our common stock in accordance with FASB ASC Topic 718. Refer to the section entitled “Incentive-Based Compensation.”

(3)	All Other Compensation includes the value of life insurance benefits.

(4)

Mr. Hotta resigned the position of Chief Financial Officer on September 3, 2021. Mr. Kodama filled the vacant position on October 1, 2021. Mr. Kodama’s offer of employment was filed as Exhibit 10.10 to our Original Filing.

Narrative to Summary Compensation Table

Our Compensation Committee has retained the services of Pay Governance, LLC, an outside compensation consultant, to assist in the evaluation of compensation packages offered to our named executive officers. Compensation levels and incentive structures in 2021 and 2020 were based on studies in October 2020 and 2019 by Pay Governance, LLC, of market data from peer companies in the real estate management and development industries comparable to our Company.

In February 2022, 41,417, 1,327 and 6,108 shares of our common stock were granted to Messrs. Haruki, Kodama, and Subrata respectively, for 2021 annual incentive compensation. Shares granted for annual incentive compensation are not subject to vesting. In February 2021, 49,029, 3,666, and 7,089 shares of our common stock were granted to Messrs. Haruki, Hotta and Subrata respectively, for 2020 annual incentive compensation.

In February 2022, 26,507, 1,327 and 6,108 restricted shares of our common stock that vest quarterly over three years were granted to Messrs. Haruki, Kodama and Subrata, respectively, for 2021 long-term incentive compensation. In February 2021, 31,378, 3,666, and 7,089 restricted shares of our common stock that vest quarterly over three years were granted to Messrs. Haruki, Hotta, and Subrata, respectively, for 2020 long-term incentive compensation. Messrs. Haruki and Subrata have voting and regular dividend rights with respect to the unvested restricted shares, but have no right to dispose of them until such time as they are vested. The restricted shares will fully vest if there is a change-in-control of the Company, as defined by the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan, or the 2017 Plan.

Terms of Employment

None of our nmed executive officers (each, an “NEO”) has a written employment agreement with the Company, other than an offer letter with Mr. Kodama. The material terms of employment for the Named Executive Officers, or the NEO’s, include:

●	Specific responsibilities, duties and professional expectations of the position,
●

Compensation of annual base salary and the Equity Incentive Plan awards of both annual and long term incentives based on the annual compensation study conducted by independent third party and approved by the Compensation Committee,

●	Executive severance plan (details of the plan are disclosed below),
●	Adherence to the confidentiality obligations, and
●	Adherence to the Code of Business Conduct and Ethics.

Below is a summary of our employment arrangements with each of our NEO’s. For additional information regarding their severance arrangements, refer to the section entitled “Executive Severance Plan.”

Warren H. Haruki

Pursuant to his employment arrangement with the Company, Mr. Haruki received an annual base salary of $415,000. In addition, Mr. Haruki received an annual incentive award of our common stock equal to 80% achievement of 125% of his base salary. For the year ending December 31, 2021, this amounted to $415,000.at the time of grant. Mr. Haruki also receives a long term incentive award equal to 80% achievement of 80% of his base salary each year, which is subject to quarterly vesting for a period of three years, and amounted to $265,600 for the year ending December 31, 2021.

Wade K. Kodama

Pursuant to his employment arrangement with the Company, Mr. Kodama’s annual base salary was $190,000 of which $44,577 was paid due to his starting date of October 1, 2021. In addition, Mr. Kodama received an annual incentive award of our common stock equal to 80% achievement of 35% of his prorated base salary. For the year ending December 31, 2021, this amounted to $13,300 at the time of grant. Mr. Kodama also receives a long term incentive award equal to 80% achievement of 35% of his prorated base salary each year, which is subject to quarterly vesting for a period of three years, and amounted to $13,300 for the year ending December 31, 2021.

Paulus Subrata

Pursuant to his employment arrangement with the Company, Mr. Subrata received an annual base salary of $152,885. In addition, Mr. Subrata receives an annual incentive award of our common stock equal to 80% achievement of 50% of his base salary. For the year ending December 31, 2021 this amounted to $61,200 at the time of grant. Mr. Subrata also receives a long term incentive award equal to 80% achievement of 50% of his base salary each year, which is subject to quarterly vesting for a period of three years, and amounted to $61,200 for the year ending December 31, 2021.

Incentive-Based Compensation

Our Compensation Committee annually reviews and approves an Incentive Compensation Plan for our named executive officers and certain members of management. Payouts under the 2021 and 2020 Incentive Compensation Plans were payable in common stock of the Company and were based on achieving predetermined thresholds under performance measurements weighted as follows: for 2021, adjusted EBIDTA (as defined), 20%, sale of assets and real estate, 30%, and increase in shareholder value, 50%; and for 2020, adjusted EBIDTA (as defined), 20%, sale of assets and real estate, 30%, and increase in shareholder value, 50%. During 2021 and 2020, thresholds were exceeded for all performance measurements resulting in payout percentages of 80% and 118%, respectively.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.

		Stock Awards
Name	Award Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested(1)
Warren H. Haruki	2/10/2021	23,534	(2)	$234,598
	2/13/2020	12,900	(3)	128,484
	2/20/2019	2,964	(4)	29,521

Paulus Subrata	2/10/2021	5,317	(2)	$52.957
	2/13/2020	1,230	(3)	12,251
	2/20/2019	203	(4)	2,022

(1)	The amounts in this column were calculated based on the closing price of our common stock as of December 31, 2021, which was $9.96, as reported by NYSE.

(2)

This amount represents shares subject to a restricted stock award that was granted on February 10, 2021 and remained unvested as of December 31, 2021. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

(3)

This amount represents shares subject to a restricted stock award that was granted on February 13, 2020 and remained unvested as of December 31, 2020. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

(4)

This amount represents shares subject to a restricted stock award that was granted on February 20, 2019 and remained unvested as of December 31, 2019. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

Executive Severance Plan

The Company maintains an Executive Severance Plan, or Severance Plan, to retain key executives and encourage such executives to use their best business judgment in managing the affairs of the Company. The Severance Plan is administered by our Compensation Committee and provides certain severance benefits in the event an executive is involuntary terminated. As of December 31, 2021, the Severance Plan covered the Company’s named executive officers.

Under the terms of the Severance Plan, if a participant experiences (a) a separation from service as a result of the participant’s death or disability or (b) an involuntary separation from service by the Company without cause or as a result of the participant’s resignation for good reason, the Company shall pay to the participant certain severance benefits as defined in the Severance Plan. If a participant is terminated by the Company for cause or resigns without good reason, the participant is not entitled to any severance payments or benefits.

The following table shows the potential payments that would have been made to the Company’s named executive officers under the terms of the Severance Plan, assuming a separation date of December 31, 2021:

Name / Benefit	Severance Pay	Incentive Compensation Plan Severance (1) (3)	Health Insurance (2)	Total
Warren H. Haruki
Termination upon death or disability	$415,000	$842,243	-	$1,257,243
Termination without cause or resignation for good reason (2)	830,000	1,684,486	46,413	2,560,899

Wade K. Kodama (ineligible until 10/1/2022)
Termination upon death or disability	-	-	-	-
Termination without cause or resignation for good reason (2)	-	-	-	-

Paulus Subrata
Termination upon death or disability	76,443	116,513	-	192,955
Termination without cause or resignation for good reason (2)	152,885	233,025	25,819	411,729

(1)	Represents the average value of previous two-years of granted incentive awards to NEO.

(2)

Continued coverage for the participant and any dependents under the Company’s group health plan in which the participant and any dependents were entitled to participate immediately prior to the participant’s separation from service.

(3)

Payable in separate and distinct equal installment payments in accordance with the Company’s regular payroll practice at the time of the participant’s separation from service, for the period beginning on the date of such separation from service and ending on the earliest to occur of: (1) for the Chief Executive Officer, on the twenty-four month anniversary of the date of the Chief Executive Officer’s separation from service, (2) for the Chief Financial Officer, on the eighteen month anniversary of the date of the Chief Financial Officer’s separation from service, (3) for the Vice President, on the twelfth month anniversary of the date of the Vice President’s separation from service, (4) the first date the participant violates any restrictive covenant that may be described in his or her employment offer letter or employment agreement, including, without limitation, any non-competition, non-solicitation, non-disparagement or confidentiality covenant, (5) the fifth day following the date of the participant’s termination in the event the Company has not received by that date a general release executed by the participant and the participant’s voluntary waiver of any review period, or (6) the first date of the participant’s revocation of the general release.

DIRECTOR COMPENSATION

The following table provides information regarding non-employee director compensation for the fiscal year ended December 31, 2021:

Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards ($)(3)	Total ($)
Stephen M. Case	$36,000	$63,000	$99,000
David A. Heenan	36,000	63,000	99,000
Anthony P. Takitani	36,000	63,000	99,000
Arthur C. Tokin	36,000	63,000	99,000

(1)	Compensation for our Chairman & Chief Executive Officer, Warren H. Haruki, is provided in the “Executive Compensation” section below.

(2)

Consists of a quarterly retainer. These amounts do not include amounts paid to independent directors to reimburse them for expenses of travel and other reasonable out‑of‑pocket expenses that are related to service on the Board.

(3)

Aggregate grant date fair value (computed in accordance with FASB ASC topic 718) of stock awards granted in 2021, which vest quarterly. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2021 filed with the SEC on March 1, 2022. As of December 31, 2021, Messrs. Case, Heenan, Takitani and Tokin each had 1,392 restricted shares vested on March 31, 2022.

In 2021, all non‑employee directors received an annual cash retainer fee of $36,000 for the calendar year, paid quarterly. Each director is expected to perform committee service and to attend meetings; therefore, we do not pay additional compensation for committee service or for attending meetings. Non‑employee directors were also granted restricted Common Stock, or restricted shares under the 2017 Plan for the calendar year, which vest quarterly. The directors have voting and regular dividend rights with respect to the unvested restricted shares but have no right to dispose of them until such time as they are vested. Both the cash retainer and restricted share vesting will be prorated to the last date of service should a Director depart the Board for any reason, or not be re-elected to the Board. Any unpaid cash retainer and unvested restricted shares due to the Directors departure from the Board will be cancelled.

In 2021, Messrs. Case, Heenan, Takitani and Tokin were each granted 5,568 restricted shares – 1,392 shares vesting quarterly (fair value on April 28, 2021 of $11.32 per share).

Securities Authorized for Issuance under Equity Compensation Plans

The 2017 Plan is the Company’s current equity compensation plan. Participants of the 2017 Plan include NEO, Non-NEO employees and Directors of the Company. For NEO and Non-NEO, there is an annual component with a lump sum award and a long term component where shares are vested over 12 calendar quarters subsequent to the issuance date. The award and grant for the NEO are approved and granted by the Compensation Committee. For Non-NEO the award and grant are approved by the CEO. For the Directors of the Company, the stock compensation component of the annual Board compensation is awarded and granted through the 2017 Plan. The Directors’ award amounts are determined by the Annual Compensation Study and accepted by the Compensation Committee and approved by the Board of Directors.

The following table sets forth information about the securities authorized for issuance under our equity compensation plans as of December 31, 2021. The 2017 Plan was approved by the shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2017 Plan	1,305,093	325,402	979,691

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of April 30, 2022, by (i) each beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each of our directors, (iii) our named executive officers, and (iv) all of our directors and named executive officers as a group. Unless otherwise indicated and subject to applicable community property and similar statutes, all persons listed below have sole voting and investment power over all shares of Common Stock beneficially owned.

Name and Address of Beneficial Owner	Number of shares of Common Stock Beneficially Owned(1)	Approximate Percent Owned(1)
BENEFICIAL OWNER OF MORE THAN 5%
TSP Capital Management Group, LLC (2)
382 Springfield Avenue, Suite 500
Summit, NJ 07901	1,220,593	6.3%
DIRECTORS AND NAMED EXECUTIVE OFFICERS(3)
Stephen M. Case(4)	11,983,386	61.4%
Warren H. Haruki	487,301	2.4%
Wade K. Kodama		*
Michael S. Hotta	5,285	*
Paulus Subrata	4,993	*
David A. Heenan	22,579	*
Arthur C. Tokin	52,086	*
Anthony P. Takitani	36,517	*
All Directors and Executive Officers as a group (seven persons)	12,586,862	64.5%

*	Less than 1%

(1)

Information in this table concerning directors and named executive officers is based upon information supplied by our directors and named executive officers. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 19,517,186 shares of Common Stock outstanding as of April 30, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of April 30, 2022, are deemed outstanding.

(2)

Based on a Schedule 13G/A dated January 14, 2022 filed with the SEC. The Schedule 13G/A states that TSP Capital Management Group, LLC has sole dispositive power with respect to 1,220,593 shares of our common stock.

(3)	The business address of each director and named executive officer listed is c/o Maui Land & Pineapple Company, Inc., 200 Village Road, Lahaina, Hawaii 96761.

(4)

Substantially all shares beneficially owned by Stephen M. Case are indirectly owned by the Stephen M. Case Revocable Trust. Mr. Case is the sole trustee of the Stephen M. Case Revocable Trust and has the sole power to vote the stock and to sell or otherwise make investment decisions with respect to the shares. Mr. Case has pledged 7,814,012 of his shares to Bank of Hawaii as collateral security for certain obligations.

PROPOSAL 3: TO RATIFY THE APPOINTMENT OF ACCUITY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022

Our Audit Committee has appointed Accuity LLP as our independent registered public accounting firm for fiscal year 2022. Management considers Accuity LLP to be well qualified to serve as our independent registered public accounting firm. A representative of Accuity LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement. The representative also will be available to respond to appropriate questions.

Shareholder ratification of the selection of Accuity LLP as our independent registered public accounting firm is required by our Articles of Association. If our shareholders fail to ratify the selection, the Audit Committee may select a different firm until the next annual meeting of shareholders or may submit the new firm to our shareholders for ratification.

Independent Registered Public Accounting Firm

Fees for services performed for us by our independent registered public accounting firm, Accuity LLP, for the years ended December 31, 2021 and 2020, including expenses incurred in connection with these services, were as follows:

	2021	2020
Audit Fees	$158,000	$174,000
Audit-Related Fees	—	—
Tax Fees	30,000	30,000
All Other Fees	—	—
Total Fees	$188,000	$204,000

Auditor Information:

Auditor Name:	Accuity LLP
Auditor Firm ID:	ID 2866
Auditor Location:	Honolulu, Hawaii

Audit Fees

Audit fees are primarily attributable to professional services rendered in connection with the audits of our consolidated financial statements in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2021 and 2020, the reviews of our condensed consolidated financial statements included in our Quarterly Reports on Form 10‑Q, and audits of internal control over financial reporting as of December 31, 2021 and 2020.

Audit-Related Fees

There were no fees billed by Accuity LLP for professional services under “Audit-Related Fees.”

Tax Fees

Tax fees were for professional services rendered for tax compliance and various tax consultations.

Our Audit Committee has considered whether the provision of these tax services by Accuity LLP is compatible with maintaining the independence of Accuity LLP and has determined that the provision of such services by Accuity LLP has not adversely affected the independent registered public accounting firm’s independence.

All Other Fees

There were no fees billed by Accuity LLP for professional services under “All Other Fees.”

Audit Committee Policy—Approval of Fees

It is the policy of our Audit Committee that all audit and permissible non‑audit services provided by our independent registered public accounting firm and related fees paid to our independent registered public accounting firm must be approved in advance by the Audit Committee. As part of this review, our audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board. All of the above described services provided by Accuity LLP were approved in advance by the Audit Committee.

Recommended Vote

The ratification of Accuity LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting. Shareholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 3. Abstentions will have the same effect as a vote “AGAINST” this proposal.

This proposal is considered a routine matter under applicable stock exchange rules. Because a bank, broker or other Nominee may vote without instructions on this matter, we do not expect any broker non-votes to result for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF ACCUITY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed and discussed with management and the Company’s independent registered public accounting firm, the Company’s quarterly condensed consolidated financial statements and related Forms 10‑Q for 2021, and the Company’s annual audited consolidated financial statements and related Form 10‑K for the year ended December 31, 2021, prior to submitting the respective filings.

The Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by AS 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board and applicable SEC requirements.

The Committee has received the written disclosures and the letter from the Company’s independent public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Form 10‑K for the year ended December 31, 2021.

Audit Committee:

Arthur C. Tokin (Chairman)

David Heenan

Anthony P. Takitani

The above Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing, whether under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent the Company specifically incorporates this report by reference therein.

PROPOSAL 4: TO APPROVE THE RE-INCORPORATION OF THE COMPANY FROM A HAWAII CORPORATION TO A DELAWARE CORPORATION, INCLUDING THE DELAWARE CERTIFICATE OF INCORPORATION

Overview of the Proposed Reincorporation

On May 3, 2022, the Board approved a proposal to change the state of incorporation of the Company from Hawaii to Delaware, or the Reincorporation, including the approval of a proposed draft of the Delaware certificate of incorporation, subject to the approval of the Company’s shareholders.

If approved by the Company’s shareholders, the Reincorporation will be effected through a plan of conversion, pursuant to which the Company will convert into a Delaware corporation, or MLP (DE). The name of the Company after the Reincorporation will remain Maui Land & Pineapple Company, Inc. For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of Hawaii is sometimes referred to as “MLP (HI).”

The Board considered several factors in reaching this decision, including corporate governance, the Company’s commitment to transparency and best practices, the Company’s ability to attract and retain board members, the differences and similarities between Hawaii and Delaware state corporate laws, and other advantages and disadvantages of Reincorporation.

The Board believes the choice of state domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state corporate law and judicial interpretations of state law to guide their decision making on many key issues, including appropriate governance policies and procedures, satisfaction of fiduciary obligations to shareholders, compliance with financial and legal requirements in the corporation’s business operations, and consideration of key strategic transactions for the corporation, including financings, mergers, acquisitions, and divestitures.

Shareholders are urged to read this proposal carefully, including the related appendices attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation, including the adoption of the Delaware certificate of incorporation, and is subject to and qualified in its entirety by the Plan of Conversion in substantially the form attached hereto as Appendix A, the Delaware Certificate of Incorporation in substantially the form attached hereto as Appendix B, and the Delaware Bylaws in substantially the form attached hereto as Appendix C. Copies of the Company’s current, pre-Reincorporation Amended and Restated Articles of Incorporation, or the Hawaii Articles, and Amended and Restated Bylaws, or the Hawaii Bylaws, have been filed with the SEC as exhibits to the Company’s periodic or current reports and will be sent to shareholders free of charge upon written request to Maui Land & Pineapple Company, Inc., 200 Village Road, Lahaina, Hawaii 96761, Attention: Corporate Secretary.

Mechanics and Consequences of Reincorporation

The Reincorporation will be effected by means of a conversion, or the Conversion, pursuant to the terms and conditions of a Plan of Conversion, or the Plan of Conversion, the form of which is attached hereto as Appendix A between the Company and MLP (DE). Under the Plan of Conversion, the Company will convert into a Delaware corporation and thereafter will be subject to the General Corporation Law of the State of Delaware, or the DGCL. The existing holders of the common stock of the Company will own all of the outstanding shares of common stock of MLP (DE), and no change in ownership will result from the Reincorporation. If the Reincorporation is approved, at the Effective Date each outstanding share of the Company’s common stock will automatically be converted into one share of common stock of MLP (DE). Each of the equity compensation plans currently maintained by the Company immediately prior to the Reincorporation will be assumed and continued by MLP (DE), and each pre-Reincorporation equity award to purchase or receive shares of the Company’s Common Stock under such plans will convert into an equity award to purchase or receive an equivalent number of shares of MLP (DE) common stock with no other changes in the terms and conditions of such award. The Company’s other employee benefit arrangements in effect immediately prior to the Reincorporation would also be continued by MLP (DE) upon the terms and subject to the conditions of such plans in effect immediately prior to the Reincorporation.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the Company’s business operations, Board composition or term, or physical location, nor will it result in any change of our current employees, including management, or in their title, responsibilities or compensation. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at the Company’s current principal executive offices located at 200 Village Road, Lahaina, Hawaii 96761, and our telephone number will remain (808) 877‑3351. The consolidated financial condition and results of operations of MLP (DE) immediately after consummation of the Reincorporation will be substantially similar as those of the Company immediately prior to the consummation of the Reincorporation. The Company believes that there will be no material accounting impact as a result of the Reincorporation. If the Reincorporation is approved, at the Effective Date, MLP (DE) will be the successor-in-interest to the Company and the shareholders of the Company will become stockholders of MLP (DE).

SHARE CERTIFICATES CURRENTLY ISSUED FOR THE COMPANY’S SHARES WILL AUTOMATICALLY REPRESENT SHARES IN MLP (DE) UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE SHARE CERTIFICATES AS A RESULT OF THE REINCORPORATION.

If the Reincorporation, including the Delaware certificate incorporation, are approved by the shareholders, at the Effective Date, we will file with (1) the Secretary of State of the State of Hawaii Articles of Conversion, substantially in the form attached hereto as Appendix D, or the Articles of Conversion, and (2) the Secretary of State of the State of Delaware the Certificate of Conversion, substantially in the form attached hereto as Appendix E, or the Certificate of Conversion, and the Delaware Certificate of Incorporation. After filing the Articles of Conversion, the Certificate of Conversion and the Delaware Certificate, the Company will be governed by the MLP (DE) Certificate of Incorporation, or the Delaware Certificate, and the MLP (DE) Bylaws, or the Delaware Bylaws, and, together with the “Delaware Certificate,” the “Delaware Reincorporation Documents,” which will replace the current Hawaii Articles and the current Hawaii Bylaws of MLP (HI), or, together, the Hawaii Governing Documents.

The Company’s common stock is currently listed for trading on the New York Stock Exchange, or the NYSE, under the ticker symbol “MLP.” If the Reincorporation is approved, at the Effective Date, the Company’s registration statements on file with the SEC immediately prior to the Reincorporation will be assumed by MLP (DE), and the shares of common stock of MLP (DE) would continue to be traded on the NYSE, without interruption, under the same symbol.

Principal Reasons for Reincorporation

The State of Delaware is a leader in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law. The Board’s decision to reincorporate in the State of Delaware was driven primarily by Delaware’s history of comprehensiveness and flexibility of its corporate laws and its tradition of promoting stockholder-friendly corporate governance. Specifically, the Board believes there are several benefits in the Reincorporation, as summarized below.

Predictability, Flexibility and Responsiveness of Delaware Law

Delaware courts have, over many years, established a jurisprudence that is significantly more thorough, predictable, and broadly applied with respect to principles of corporate governance than most, if not all, other jurisdictions. The DGCL is generally acknowledged to be the most advanced and flexible statutory corporation code in the United States. The Delaware legislature is particularly responsive to developments in modern corporate law, and Delaware has proven sensitive to changing needs of corporations and their stockholders. The Delaware General Assembly each year considers and adopts statutory amendments in an effort to ensure that the DGCL continues to be responsive to the changing legal and business needs of corporations and their stockholders. The office of the Delaware Secretary of State is viewed as particularly user-friendly, flexible and responsive (as compared to other states) in its administration of the filings and interactions required for mergers, acquisitions and other corporate transactions, thereby reducing complications and delays that can arise in time-sensitive transactions.

Consequently, Delaware has become the preferred state of incorporation for most publicly traded companies in the United States and, as a result of the large number of major corporations being domiciled in Delaware, Delaware courts have developed a broad and deep body of relevant case law, and are often the first and most influential to address important new issues relating to corporate governance and rights and obligations of stockholders and corporations. As a result, courts of and corporations organized under the laws of other states have often looked to Delaware law for guidance for such issues, and the DGCL and Delaware administrative practices have become comparatively well-known and widely understood. Corporations domiciled in Delaware are often at an advantage over their peers that are organized under the laws of other states in that Delaware corporations can draw upon these well-developed, firmly established and consistently interpreted principles of corporate law when making business and legal decisions. The Board therefore anticipates that Delaware law will provide greater efficiency, clarity, predictability and flexibility in the Company’s legal affairs and corporate governance decisions than is presently available under Hawaii law. In addition, Delaware case law provides a body of law defining the proper duties and decision-making processes expected of boards of directors in evaluating potential or proposed corporate transactions, which will further benefit the Company’s shareholders.

Access to Specialized Courts

Delaware has a specialized court of equity called the Court of Chancery that hears and decides corporate law cases. The Delaware Court of Chancery operates under rules that are intended to ensure litigation of disputes in a timely and effective way, keeping in mind the timelines and constraints of business decision-making and market dynamics, and routinely handles cases involving complex corporate issues. The appellate process on decisions emanating from the Court of Chancery is similarly streamlined and highly responsive in cases involving complex corporate issues, and the justices of Delaware appellate courts tend to have substantial experience with corporate cases because of the relatively higher volume of these cases in the Delaware court system. The fact that issues of corporate governance are frequently addressed first in Delaware contributes to an efficient and expert court system and bar. In contrast, Hawaii does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of Hawaii corporate law are heard by the Hawaii circuit courts, the general trial courts in Hawaii that hear all manner of cases, or, if federal jurisdiction exists, a federal district court. These courts hear many different types of cases, and the cases may be heard before judges or juries with limited corporate law experience. As a result, corporate law cases brought in Hawaii may not proceed as expeditiously as cases brought in Delaware and the outcomes in such courts may be less consistent or predictable. The highly specialized nature of the Delaware court system is therefore widely believed to result in more consistent and timely rulings.

Enhanced Ability to Attract and Retain Qualified Candidates for Board of Directors and Management

The Board believes that the comparatively stable and predictable corporate environment afforded by Delaware would enable the Company to compete more effectively with other public companies, many of which are domiciled in Delaware, in the recruitment and retention of talented and experienced directors and officers. Delaware law is more familiar to investors and advisors, and offers greater certainty and stability from the perspective of those who serve as corporate officers and directors in part because the parameters of director and officer liability, including protection for stockholders from possible abuses by directors and officers, are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Hawaii law. It should also be noted that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct, unlawful dividend payments or unlawful stock purchases or redemptions, or any transaction from which the director derives an improper personal benefit. The Board therefore believes that the comparatively stable and predictable corporate environment afforded by Delaware would not only enhance its ability to recruit and retain directors and officers in the future, but also provide appropriate protection for stockholders from possible abuses by directors and officers, encouraging directors and officers to continue to make independent decisions in good faith on behalf of the Company.

Possible Negative Consequences of Reincorporation

Notwithstanding the belief of the Board in the benefits to the Company’s shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. In addition, franchise taxes payable by the Company in Delaware may be greater than the equivalent or other similar taxes currently payable by the Company in Hawaii. The Board has considered the possible disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Effectiveness of Reincorporation

If the shareholders approve the Reincorporation, including the Delaware Certificate, at the Annual Meeting, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the Annual Meeting, subject to the completion of certain legal formalities, including obtaining certain consents and approvals by third parties with respect to certain contracts to which the Company is a party and providing certain notices to regulatory authorities. The Plan of Conversion also provides that the Plan of Conversion may be terminated and the Conversion may be abandoned at any time before the Effective Date and for any reason by the board of directors of either the Company or MLP (DE) or both, notwithstanding the approval, if obtained, of the principal terms of the Plan of Conversion by the shareholders of the Company, or the adoption of the Plan of Conversion by the sole stockholder of MLP (DE), or both. Furthermore, the Plan of Conversion may be amended at any time prior to the Effective Date, either before or after the shareholders have voted to adopt this proposal, subject to applicable law. The Company will re-solicit shareholder approval of the Reincorporation if the terms of the Plan of Conversion are changed in any material respect that requires shareholder approval.

Board of Directors Following Reincorporation

If the Company completes the Reincorporation, immediately following the Reincorporation, the board of directors intends to increase the size of the board of directors from five (5) to seven (7) directors and to fill the two vacancies created as a result of such increase by appointing Glyn F. Aeppel and John Sabin to the board of directors. Set forth below is biographical information for each proposed new member of the board of directors.

Glyn F. Aeppel

Glyn Aeppel, 63, is President and Chief Executive Officer of Glencove Capital, a lifestyle hospitality investment and advisory company that she founded in 2010. From October 2008 to May 2010, Ms. Aeppel served as Chief Investment Officer of Andre Balazs Properties, an owner, developer and operator of lifestyle luxury hotels. From April 2006 to October 2008, she served as Executive Vice President of Acquisitions and Development for Loews Hotels and was a member of its executive committee. From April 2004 to April 2006, she was a principal of Aeppel and Associates, a hospitality advisory development company, during which time she assisted Fairmont Hotels and Resorts in expanding in the United States and Europe. Prior to April 2004, Ms. Aeppel held executive positions with Le Meridien Hotels, Interstate Hotels & Resorts, Inc., FFC Hospitality, LLC, Holiday Inn Worldwide and Marriott Corporation. Ms. Aeppel currently serves on the board of directors of Simon Property Group (NYSE:SPG), where she is a member of the Governance and Nominating Committee, and AvalonBay Communities, Inc. (NYSE:AVB), where she is a member of the Nominating, Governance and Corporate Responsibility Committee and the Investment and Finance Committee. She also serves on the board of Concord Hospitality Enterprises, Exclusive Resorts LLC, and Gilbane Inc., all privately held companies. Ms. Aeppel previously served on the boards of Key Hospitality Acquisition Corporation, Loews Hotels Corporation and Sunrise Senior Living, Inc. Ms. Aeppel holds a Bachelor of Arts Honors from Principia College and a Master’s of Business Administration from Harvard Business School.

John Sabin

John Sabin, 67, is Chief Financial Officer at Revolution LLC, where he has served since May 2011. Prior to joining Revolution, Mr. Sabin served as Executive Vice President, Chief Financial Officer, and General Counsel for Phoenix Health Systems from October 2004 to May 2011, where he was responsible for the company’s finance, accounting, contracting, and legal functions. John previously served in senior finance positions with Marriott, Manor Care, and Choice Hotels, as well as smaller firms including a venture capital firm and a biotech company. John held the position of Chief Financial Officer in two public hospitality companies and presently serves as an independent director of Hersha Hospitality Trust (NYSE:HT), a publicly-traded real estate investment trust in the hospitality sector. John has previously served as a director of five other public companies and has chaired or served on the audit, compensation, nominating & governance or executive committees of such boards. John is a member of the American Bar Association and the American Institute of Certified Public Accountants, and is licensed as both a lawyer and a CPA. John holds two Bachelor’s of Science in Accounting and University Studies from Brigham Young University and holds a Juris Doctor from the J. Reuben Clark Law School, a Master’s of Business Administration from the Marriott School of Management and a Master’s of Accountancy from the Marriott School of Management.

Comparison of Significant Provisions of the Hawaii Governing Documents Against Delaware Reincorporation Documents

The following table summarizes a comparison of certain material provisions of the Hawaii Governing Documents and Delaware Reincorporation Documents, as well as certain provisions of Hawaii and Delaware corporate laws. The comparison highlights certain important differences, but is not intended to list all differences, and is qualified in its entirety by reference to the Hawaii Governing Documents and Delaware Reincorporation Documents and to the Hawaii Business Corporation Act, or the HBCA, and the DGCL. You are strongly encouraged to read the Delaware Certificate, the Delaware Bylaws, the Hawaii Articles, and the Hawaii Bylaws in their entirety. The Delaware Certificate and Delaware Bylaws are attached to this Proxy Statement, and the Hawaii Bylaws and Hawaii Articles are filed publicly as exhibits to our periodic reports with the SEC.

Subject	HBCA / HI Law	DGCL / DE Law	Relevant Hawaii Governing Documents Provision	Proposed Change, if any, for Delaware Reincorporation Documents
Authorized Shares			The authorized capital stock is 43,000,000 shares of common stock without par value. (Hawaii Articles).

The authorized capital stock include 48,000,000 shares, consisting of 43,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share. The authorized preferred stock is “blank check” preferred stock, which allows the board of directors to designate the rights and preferences of such preferred stock without stockholder approval (Delaware Certificate).

Size of Board of Directors and other Qualification

The board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws. The articles of incorporation or bylaws may also establish a variable range for the size of the board of directors, in which case the number of directors may be fixed or changed from time to time, within the range, by the stockholders or board of directors of the corporation. Only the stockholders may change the range for the size of the board of directors or change from a fixed to a variable range size board or vice versa. In addition, if the board of directors has the power to fix or change the number of directors, it may increase or decrease by thirty percent (30%) or less the number of directors last approved by the stockholders, but only the stockholders may increase or decrease the number of directors by more than such thirty percent (30%).

The number of directors of a corporation, or the range of authorized directors, shall be fixed by, or in the manner provided in, the corporation’s bylaws, unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors shall be made only by amendment of the certificate.

The board of directors shall consist of such number of persons, not less than five (5) nor more than nine (9). (Hawaii Articles).

The board of directors shall consist of five (5) members. (Hawaii Bylaws).

To the extent required by law, not less than one member of the board of directors shall be a resident of the State of Hawaii. Whenever for any reason not less than one member of the board of directors is a resident of the State of Hawaii, the board of directors shall have no power to act in any manner, except the power to fill a vacancy. (Hawaii Bylaws).

Subject to the rights of holders of any series of preferred stock with respect to the election of directors, the number of directors that constitutes the entire board of directors shall be fixed solely by resolution of the board of directors. (Delaware Certificate).

Classified Board of Directors

Directors generally are elected annually. However, when the board of directors of a Hawaii corporation consists of nine (9) or more members, the articles of incorporation may provide for staggering their terms by dividing the board into two or three groups, with each group containing one-half or one-third of the total, as near as may be, with the groups elected on a rotating basis each year.

	The DGCL permits, but does not require, a classified board of directors, with staggered terms by dividing the board into 1, 2, or 3 classes.	The Hawaii Governing Documents do not provide for a classified board of directors.	The Delaware Reincorporation Documents do not provide for a classified board of directors.
Removal of Directors

Shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director. Where cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

Where a board is not classified and there is no cumulative voting, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

The Hawaii Bylaws provide that any director may be removed from office with or without cause at any time.

Subject to the rights of holders of any series of preferred stock with respect to the election of directors, any director may be removed from office by the stockholders only for cause by a majority of the voting power of all the then outstanding shares then entitled to vote at the election of directors.

Cumulative Voting

Unless otherwise provided in the articles of incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. A shareholder may request, not less than forty-eight hours prior to the time fixed for any annual or special meeting, that the election of directors be by cumulative voting.

The certificate of incorporation of any corporation may provide that at all elections of directors of the corporation, or at elections held under specified circumstances, each holder of stock or of any class or classes or of a series or series thereof shall be entitled to as many votes as shall equal the number of vote which (except for such provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to such holder’s shares of stock multiplied by the number of directors to be elected by such holder, and that such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two (2) or more of them as such holder may see fit.

		Stockholders shall have no right to elect directors by cumulative voting. (Hawaii Bylaws).	No stockholder will be permitted to cumulate votes at any election of directors. (Delaware Certificate).

Power to Call Special Stockholders’ Meetings

A special meeting of shareholders may be called by the board of directors, or the persons authorized to do so by the articles of incorporation or bylaws, or if the holders of at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation’s secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

A special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws.

Special meetings can be held upon the call of the president or of any two (2) directors or of the holders of not less than twenty-five percent (25%) of the capital stock of the Company issued and outstanding and entitled to vote at such special meeting. (Hawaii Bylaws).

A special meeting of the stockholders, other than those required by statute, may be called at any time by (A) the board of directors pursuant to a resolution adopted by a majority of the board of directors, (B) the chairman of the board of directors, (C) the chief executive officer, (D) the president (in the absence of a chief executive officer), or (E) by the holders of shares entitled to cast not less than twenty-five percent (25%) of the votes at such meeting, but a special meeting may not be called by any other person or persons. (Delaware Bylaws).

Right of Stockholders to Act By Written Consent	Unless the articles of incorporation or bylaws provide otherwise, stockholders may act by written consent so long as the consent is unanimous.

Unless otherwise provided in the certificate of incorporation, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Hawaii Governing Documents do not speak to stockholder action by written consent; thus, HBCA governs.

Any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken are: (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) delivered within 60 days of the earliest dated consent so delivered to the Company. (Delaware Bylaws).

Key Voting Provisions in Hawaii Governing Documents and Delaware Reincorporation Documents	N/A	N/A

The holders of the capital stock of the Company having voting rights may, by the vote of the holders of not less than two-thirds of such capital stock outstanding (or if there are two or more classes of capital stock of the Company having voting rights outstanding, by vote of the holders of two-thirds of each class of capital stock having voting rights) at any meeting of stockholders of the Company called for the purpose, deny, limit or restrict any right of the stockholders of the Company which may exist by virtue of the common law or any statute or otherwise to subscribe for additional shares of capital stock of the Company of any class, whether such additional shares have been authorized prior to or at such meeting of stockholders, but no such vote shall in any way deny, limit or restrict any rights previously granted to the holders of any class of stock of the Company in and by the resolution creating and authorizing such class of stock. (Hawaii Articles).

Except as otherwise required by law, the certificate of incorporation, the Delaware Bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation, the Delaware Bylaws or the rules of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, the Delaware Bylaws or the rules of any applicable stock exchange. (Delaware Bylaws).

Stockholder Approval of Merger or Business Combination (General)

Generally, in the case of corporations incorporated prior to July 1, 1987 (including MLP (HI)), a merger must be approved by the holders of three-fourths (3/4) of the outstanding shares of stock having voting power (even where the right to vote is otherwise restricted) and that a charter amendment be approved by the holders of two-thirds (2/3) of the outstanding shares having voting power, unless a lesser proportion (but not less than a majority of the outstanding) of shares, or of any class or series thereof, is provided in the articles of incorporation.

A sale of all or substantially all of the assets of MLP (HI), or its voluntary dissolution, must be approved by the affirmative vote of holders of three-fourths (3/4) of the shares of the corporation entitled to vote as a class thereon (and also by three-fourths of the shares of any class of shares entitled to vote as a class).

	The affirmative votes of holders of a simple majority of the outstanding stock will be sufficient to approve a merger.	See HBCA.	See DGCL.

Other Stockholder Approval Matters Related to Certain Business Combinations

Sections 415-171 and 415-172 of the Hawaii Revised Statutes, or the Control Share Acquisition Act, place certain restrictions on the acquisition of ranges of voting power (starting at 10% and at 10% intervals up to a majority of voting power for the election of directors) for the election of directors of an issuing public corporation, defined as a corporation incorporated in Hawaii with at least 100 stockholders and having its principal place of business or substantial assets located in Hawaii.

The Hawaii Corporate Take-Overs Act, Chapter 417E of the Hawaii Revised Statutes, or the Take-Overs Act, generally applies to “take-over offers” made to residents of the State of Hawaii in cases where the offeror would become the beneficial owner of more than 10% of any class of equity securities of a “target company,” or where an offeror that already owns more than 10% of any class of equity securities of the target company would increase its beneficial ownership by more than 5%.

Under the Hawaii Environmental Disclosure Act, Chapter 343D of the Hawaii Revised Statutes, a person and such person’s affiliates who in the aggregate beneficially own 10% or more but less than 50% of the securities of a Hawaii corporation entitled to vote for the election of directors may not acquire more than an additional 5% of such securities during any 12-month period without filing in advance an environmental disclosure statement (which is a public document) concerning environmental, financial, and other matters with the Hawaii Office of Environmental Quality Control. That office has the power to require additional disclosure and public hearings, which could delay such an acquisition.

With exceptions, pursuant to Section 203 of the DGCL, or Section 203, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” for three (3) years following the time that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock by an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). Delaware corporations may opt out of Section 203 only by express provision in a certificate of incorporation.

The Delaware Certificate does not include a provision opting out of Section 203. Therefore, Section 203 will apply to MLP (DE).

Advance Notice of Stockholder Proposals and Nominations (timing)	N/A	N/A

Provided the date of the annual stockholder’s meeting has not moved more than 30 days from the previous year, for nominations to be brought before a stockholders’ meeting by a stockholder, the stockholder must deliver a timely notice in proper written form to the Chairman of the Board, if any, the President or the Secretary not less than 90 days nor more than 120 days prior to the date of the meeting. (Hawaii Bylaws).

Provided the date of the annual stockholder’s meeting is not advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, a stockholder may nominate a person for election to the board of directors so long as the stockholder (a) was a stockholder of record at the time of the giving of the notice and on the record date for the determination of stockholders entitled to vote at the annual meeting; and (b) delivered the notice of nomination to the secretary at the principal executive offices of the Corporation no later than the 90th day nor earlier than the 120th before the one-year anniversary of the date of the preceding year’s annual meeting. (Delaware Bylaws).

On other matters, to be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Company not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in the Bylaws) of the date of such annual meeting is first made.

Amendment of Articles/Certificate of Incorporation

The articles of incorporation may be amended upon receiving an affirmative vote of the holders of sixty-six and two-thirds percent (66-2/3%) of the shares entitled to vote thereon, unless the articles of incorporation or the board of directors conditions its submission of the proposed amendment to require a greater vote or a vote by voting groups.

	The certificate of incorporation may be amended only if the amendment is approved by the board of directors and by holders of a majority of the outstanding voting stock.	See HBCA.

With exceptions, the Delaware Certificate may be amended with the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of stock of the Company entitled to vote generally in the election of directors, voting together as a single class. (Delaware Certificate).

Amendment of Bylaws

Stockholders may amend or repeal the bylaws. The board of directors may amend or repeal the bylaws except to the extend the articles of incorporation or the HBCA reserve the power exclusively to the stockholders, in whole or in part, or the stockholders amending or repealing a particular by-law provide expressly that the board of directors may not amend or repeal that bylaw.

The by-laws may be amended only by the stockholders, unless the corporation’s certificate of incorporation also confers the power to amend the bylaws on the board of directors.

The Hawaii Bylaws may be altered, amended, or repealed by the vote of not less than sixty-six and two-thirds percent (66-2/3%) of all of the directors of the Company at any meeting of the board of directors, subject to repeal or change by action of the stockholders taken in accordance with Article VIII of the Hawaii Bylaws.

The Delaware Bylaws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the total voting power of outstanding capital stock, voting together as a single class, shall be required for the stockholders of the Company to alter, amend or repeal, or adopt any provision of the bylaws. The board of directors also has the power to adopt, amend or repeal the bylaws. (Delaware Bylaws).

Interested Director Transactions

A director's conflicting interest transaction may not be enjoined, set aside or give rise to an award of damages or other sanctions, in a proceeding by a stockholder or by or in the right of the corporation, because the director, or any person with whom or which the director has a personal, economic or other association, has an interest if the transaction is approved by the board of directors or the stockholders after disclosure of the transaction and satisfaction of certain other conditions, or if the transaction, judged according to the circumstances at the time of the commitment, is established to have been fair to the corporation.

If board approval is sought, the conflict of interest transaction must be approved by a majority (but not fewer than two) of all qualified directors on the board of directors or a duly empowered committee of the board. Such a majority of qualified directors also constitutes a quorum for such vote. A “qualified director” with respect to a conflict of interest transaction is a director who does not have either a conflicting interest with the corporation or a familial, financial, professional or employment relationship with another director who does have a conflicting interest, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director's judgement when voting on the transaction.

Either the stockholders or the board of directors must approve the contract or transaction after full disclosure of the material facts, or the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved.

If board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a quorum). The DGCL applies the same rules to the corporation's directors and officers.

		See HBCA.	See DGCL.

Director Liability and Indemnification

A corporation's articles of incorporation may contain a provision eliminating or limiting the liability of directors to the corporation or its stockholders for monetary damages for any action taken, or any failure to take action, as a director, but such provision may not eliminate or limit the personal liability of a director for the amount of a financial benefit received by the director to which the director is not entitled, an intentional infliction of harm on the corporation or the stockholders, a violation of the provisions of the HBCA relating to unlawful distributions, or an intentional violation of criminal law.

A corporation may indemnify a director or officer who is a party to a proceeding because he or she is or was a director or officer against liability incurred in the proceeding if the individual acted in good faith and the individual reasonably believed that, in the case of conduct in an official capacity, his or her conduct was in the best interests of the corporation and, in other cases, that his or her conduct was at least not opposed to the best interests of the corporation. Indemnification may also be provided, in the case of a criminal proceeding, if the individual did not have reasonable cause to believe the individual's conduct was unlawful. In addition, under the HBCA, such indemnification may be made obligatory, and broader indemnification than set forth in the HBCA may be made permissible or obligatory, if so provided in the articles of incorporation, subject to certain limitations.

A corporation’s certificate of incorporation may contain a similar provision, eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, but such provision may not eliminate or limit the liability of a director for any breach of the director’s duty of loyalty to the corporation or its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, willful or negligent payment of unlawful dividends or stock purchases or redemptions, or any transaction from which the director derived an improper personal benefit.

Indemnification is required when there has been a successful defense on the merits or otherwise. If the individual loses or settles, the DGCL provides for permissive indemnification (i.e., it is not required, but the corporation may indemnify). The DGCL generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) by independent legal counsel or (d) by a majority vote of a quorum of the stockholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Indemnification and expense advancement may be made obligatory, and broader indemnification than set forth in the DGCL may be made permissive or obligatory, subject to certain limitations.

No director, officer, employee or agent of the corporation and no person serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise and no heir, executor or administrator of any such person shall be liable to the Company for any loss or damage suffered by it on account of any action or omission by them as such director, officer, employee or agent if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of this corporation, unless with respect to an action or suit by or in the right of the corporation to procure a judgment in its favor such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the Company. (Hawaii Articles).

To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Company, as so amended. (Delaware Certificate).

Dividends and Distributions

Unless the articles of incorporation provide otherwise, shares may be issued pro rata and without consideration to the corporation’s shareholders or to the shareholders of one or more classes or series.

Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless: (a) the articles of incorporation so authorize; (b) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; (c) there are no outstanding shares of the class or series to be issued.

The directors of every corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends upon the shares of its capital stock either: (a) out of its surplus; or (b) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

The board of directors may declare dividends in accordance with law when it shall deem it expedient. (Hawaii Articles).

The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the capital stock. (Delaware Bylaws).

Voting Standards for Election of Directors

Unless the articles of incorporation provide otherwise, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

The certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than 1/3 of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than 1/3 of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws of the corporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders.

Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The Hawaii Articles do not specify the voting standard to elect directors. As such, MLP (HI)’s voting standards for directors is governed by the HBCA, which requires a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which quorum is present.

Except as otherwise required by law, the certificate of incorporation, Delaware Bylaws or the rules of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. (Delaware Bylaws).

Voting Standards for Matters Other than Election of Directors

Unless the articles of incorporation or the HBCA provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or HBCA require a greater number of affirmative votes.

The certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than 1/3 of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than 1/3 of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws of the corporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders.

In all matters other than the election of directors, the affirmative vote on the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

At all meetings of stockholders the presence in person or by proxy of stockholders owning a majority of all of the shares of stock issued and outstanding and entitled to vote at said meeting shall constitute a quorum, and the action of the holders of a majority of the shares of stock present or represented at any meeting at which a quorum is present shall be valid and binding upon the corporation and its stockholders, except as otherwise provided by law, by the Articles of Association or by these Bylaws. (Hawaii Bylaws)

The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange. (Delaware Bylaws).

(continued)

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code, or the IRC. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the MLP (DE) common stock received by you pursuant to the Reincorporation as you have in the shares of MLP (HI) common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to MLP (DE) common stock will include the period during which you held the corresponding shares of MLP (HI) common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Further, for Federal tax purposes, the Reincorporation from Hawaii to Delaware qualifies as a 368(a)(1)(F) transaction. As such, IRC Section 381 will be reinforced to allow the Company to carryover its tax attributes, such as its net operating loss, both prior and subsequent to the reincorporation.

Dissenters’ Rights

Holders of record of the Company common stock and beneficial owners of such stock have rights under Sections 414-341 through 414-359, or, collectively, the “Sections,” of the HBCA, copies of which are attached hereto as Appendix F, in complying with all applicable provisions of those Sections, to dissent with respect to the proposed Reincorporation and to receive from the Company payment of the amount the Company estimates to be the fair value of the dissenter’s shares, plus accrued interest, if the Plan of Conversion is effectuated. Reference is made to Section 414-341 through 414-359 of the HBCA for a complete statement of rights under such Sections.

The discussion of those Sections in this Proxy Statement is not intended to be a complete discussion of rights thereunder and is qualified in its entirety by reference to the text of Sections 414-341 through 414-359 in Appendix F to this Proxy Statement. In general, dissenters’ rights apply under the HBCA to certain mergers, conversions, share exchanges, sales of all or substantially all of the property of the corporation, and amendments to the articles of incorporation that adversely affect the rights of the shares held by the dissenting shareholder by (i) altering or abolishing a preferential right of such shares; (ii) creating, altering, or abolishing a right with respect to the redemption of such shares; (iii) altering or abolishing a preemptive right of such shares; (iv) excluding or limiting the right of the holder of such shares to vote or cumulate votes; or (v) reducing the number of shares owned by the shareholder to a fraction of a share, and any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

As used in this discussion, (i) the term, “fair value” means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable; (ii) the term “interest” means the interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstance; (iii) the term “dissenter” means a shareholder who is entitled to dissent from corporate action under Section 414-343 and who exercises that right when and in the manner required by Sections 414-351 to 414-359; (iv) the term “beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder; and (v) the term “record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

ANY RIGHT TO PAYMENT UNDER SECTIONS 414-341 THROUGH 414-359 IS CONDITIONED ON FULL AND CORRECT COMPLIANCE WITH PROVISIONS OF THOSE SECTIONS. ACCORDINGLY, SHAREHOLDERS OR BENEFICIAL OWNERS WHO WISH TO EXERCISE DISSENTERS’ RIGHTS MUST TAKE ALL STEPS REQUIRED TO PERFECT DISSENTERS’ RIGHTS IN THE MANNER PRESCRIBED IN THOSE SECTIONS.

A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person whose behalf the record shareholder asserts dissenters’ rights. A beneficial shareholder may assert dissenters’ rights as to shares held on the beneficial shareholder’s behalf only if the beneficial shareholder submits to the Company the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights and the beneficial shareholder does so with respect to all shares of which the beneficial shareholder is the beneficial shareholder or over which the beneficial shareholder has power to direct the vote.

Before the vote is taken, a shareholder who wishes to assert dissenters’ rights must: (i) deliver to the Company written notice of the shareholder’s intent to demand payment for the shareholder’s share if the proposed action is effectuated. Further, a shareholder who intends to assert dissenters’ rights must not vote the shareholder’s shares in favor of the proposed action. A shareholder who does not satisfy the foregoing procedures will not be entitled to payment for the shareholder’s shares under these Sections. All shareholders who deliver the aforementioned notice and abstain from voting on the Plan of Conversion, shall receive a written dissenters’ notice (the “Dissenters’ Notice) from the Company no later than 10 days after the Plan of Conversion takes place. Recipients of the Dissenters’ Notice must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set for in the Dissenters’ Notice, and deposit the shareholder’s certificates in accordance with the terms of the Dissenters’ Notice.

The Company may withhold the transfer of uncertificated shares from the date the demand for their payment is received until the Plan of Conversion takes effect. The individual for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the event of the Plan of Conversion.

When the Plan of Conversion is effected, or upon receipt of a payment demand, the Company will pay each dissenter who complied with Section 414-354 the amount the Company estimates to be the fair value of the dissenter’s shares plus accrued interest. The payment will be accompanied by the Company’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any, a statement of the Company’s estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of the dissenter’s rights to demand payment and a copy of Section 414-356 of the HBCA.

The Company may elect to withhold the payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the Plan of Conversion. To the extent the Company elects to withhold payment after the Plan of Conversion take place, the Company shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. With this offer, the Company will send a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment. In the event that a dissenter is dissatisfied with payment or offer, a dissenter may notify the Company in writing of dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the fair value of the dissenter’s shares and interest due, so long as: (i) the dissenter believes that the amount paid or offered is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated; (ii) the Company fails to make payment within sixty days after the date set for demanding payment; or (iii) the Company having failed to undergo the Plan of Conversion, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment. If dissatisfied with payment or offer, a dissenter must notify the Company of the dissenter’s demand in writing within 30 days after the Company made or offered payment for the dissenter’s shares or dissenter waives dissenter’s rights to demand payment.

If the Company does not undergo the Plan of Conversion within 60 days after the date set for demanding payment and depositing share certificates, the Company shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. Should the Company proceed to undergo the Plan of Conversion thereafter, the Company will send a new Dissenters’ notice and repeat the payment demand procedure.

After careful consideration of these factors, the Board believes that it is in the best interests of the Company and its shareholders to effectuate the Reincorporation.

Recommended Vote

Approval of the Reincorporation, including the Delaware Certificate, requires the affirmative vote of a majority of the outstanding shares entitled to vote. Shareholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 4. Abstentions will have the same effect as a vote “AGAINST” Proposal 4.

This proposal is considered a non-routine matter under applicable stock exchange rules. A bank, broker or other Nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have the same effect as a vote “AGAINST” Proposal 4.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE
REINCORPORATION OF THE COMPANY AS A DELAWARE CORPORATION

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of the Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the Annual Meeting, a number of brokers with account holders who are Company stockholders will be “householding” the Proxy Materials. A single set of the Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Proxy Materials, please notify your broker or the Company. Direct your written request to Maui Land & Pineapple Company, Inc. 200 Village Road, Lahaina, HI 96761, Attention: Corporate Secretary. The Company undertakes to promptly deliver a separate set of the Proxy Materials promptly upon receiving your written request. Shareholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SEC rules permit us to print an individual’s multiple accounts on a single set of Annual Meeting materials. To take advantage of this opportunity, we have summarized on one set of Annual Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Annual Meeting materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the Proxy Materials.

ADDITIONAL INFORMATION

We will provide without charge to each person, including any beneficial owner of our common stock to whom a copy of the Proxy Materials has been delivered, upon written or oral request, a copy of any or all of the documents referred to above that have been or may be incorporated into these Proxy Materials by reference, including a copy of our 2022 Annual Report. Requests for copies should be directed to: Maui Land & Pineapple Company, Inc. 200 Village Road, Lahaina, HI 96761, Attention: Investor Relations.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ WARREN H. HARUKI
Warren H. Haruki
Chairman & Chief Executive Officer Lahaina,
Hawaii

May 16, 2022

APPENDIX A

PLAN OF CONVERSION

PLAN OF CONVERSION

of

MAUI LAND & PINEAPPLE COMPANY, INC.,

a Hawaii Corporation

into

MAUI LAND & PINEAPPLE COMPANY, INC.,

a Delaware Corporation

Pursuant to Section 414-271 of the Hawaii Business Corporation Act (the “HBCA”) and Section 265 of the Delaware General Corporation Law (the “DGCL”), this Plan of Conversion (the “Plan”) has been adopted as of [•], 2022, for the purpose of effecting a conversion of Maui Land & Pineapple Company, Inc., a Hawaii corporation (the “Converting Corporation”) into Maui Land & Pineapple Company, Inc., a Delaware corporation (the “Converted Corporation”).

WHEREAS, the Converting Corporation desires to convert into the Converted Corporation (the “Conversion”);

WHEREAS, the Board of Directors of the Converting Corporation has determined that it is advisable and in the best interests of the Converting Entity and its shareholders for the Converting Entity to convert from a Hawaii corporation to a Delaware corporation; and

WHEREAS, pursuant to the provisions of the HBCA and the DGCL, the Conversion and this Plan has been adopted and approved by the Board of Directors and the shareholders of the Converting Corporation for the purpose of effecting the Conversion.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged and the sufficiency of which is hereby confessed, the Shareholders hereby agree as follows with the intent to be legally bound by this Plan:

1.	The Converted Corporation is a corporation organized under the laws of the State of Delaware. The name of the Converted Corporation is Maui Land & Pineapple Company, Inc.

2.	The Converting Corporation is a corporation organized under the laws of the Hawaii. The name of the Converting Corporation is Maui Land & Pineapple Company, Inc.

3.	At the Effective Time (as defined below), the Converting Corporation shall be converted into the Converted Corporation.

4.

At the Effective Time, pursuant to the Conversion, each share of outstanding common stock of the Converting Corporation (the “Converting Shares”) shall be converted into one share of common stock of the Converted Corporation (the “Converted Shares”). All of the outstanding certificates representing Converting Shares immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Shares.

5.

At the Effective Time, pursuant to the Conversion and without any further action on the part of the Converting Entity or its shareholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of shares of the Converting Corporation, upon the Effective Time, such plan shall be deemed to provide for the issuance of shares of the Converted Corporation.

6.

At the Effective Time, pursuant to the Conversion and without any further action on the part of the Converting Entity or its shareholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

7.

Upon the Effective Time, pursuant to the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

8.	The Articles of Conversion of the Converting Corporation is attached hereto as Exhibit A.

9.

The Certificate of Conversion of the Converted Corporation is attached hereto as Exhibit B. The Certificate of Incorporation of the Converted Corporation is attached hereto as Exhibit C. The Bylaws of the Converted Corporation are attached hereto as Exhibit D.

10.	This Plan shall become effective as of the effective date of filing of the Certificate of Conversion with the office of the Secretary of State of Delaware (the “Effective Time”).

11.

This Plan and the Conversion have been duly approved in accordance with the provisions of the HBCA, the DGCL and the Bylaws of the Converting Corporation by the Board of Directors and the Shareholders of the Converting Corporation.

12.

If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

APPENDIX B

DELAWARE CERTIFICATE

CERTIFICATE OF INCORPORATION OF

MAUI LAND & PINEAPPLE COMPANY, INC.

ARTICLE I

The name of the Corporation (the “Corporation”) is Maui Land & Pineapple Company, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”), as amended from time to time.

ARTICLE IV

A.         Classes of Stock. The total number of shares of capital stock that the Corporation shall have authority to issue is 48,000,000, consisting of the following: 43,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), and 5,000,000 shares of undesignated Preferred Stock, par value $0.0001 per share (“Preferred Stock”).

B.         Common Stock. Except as otherwise provided by (i) the DGCL, (ii) Section (c) of this Article IV, or (iii) resolutions, if any, of the board of directors of the Corporation (the “Board of Directors”) fixing the powers, designations, preferences and the relative, participating, optional or other rights of the Preferred Stock, or the qualifications, limitations or restrictions thereof, the entire voting power of the shares of the Corporation for the election of directors and for all other purposes shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock, and shall be entitled to participate equally in all dividends payable with respect to the Common Stock and to share equally, subject to any rights and preferences of the Preferred Stock (as fixed by resolutions, if any, of the Board of Directors), in all assets of the Corporation, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or upon any distribution of the assets of the Corporation.

C.         Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law but to the fullest extent permitted by law, to provide by resolution for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (which may include, without limitation, full, limited or no voting powers), preferences, and relative, participating, optional or other rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

D.         Vote to Increase or Decrease Authorized Shares of Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate class vote of the holders of Preferred Stock, or any separate series votes of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

ARTICLE V

A.         General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

B.         Number of Directors; Election. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely by resolution of the Board of Directors. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director of the Corporation shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal.

C.         Removal; Vacancies. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, any director may be removed from office by the stockholders of the Corporation only for cause. Vacancies occurring on the Board of Directors for any reason, and newly created directorships resulting from an increase in the authorized number of directors, may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

ARTICLE VI

A.         Written Ballot. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

B.         Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

C.         Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, are: (i) signed by the holders of outstanding stock, which shares continue to be held by such holders as of the effective date of the written consent, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (but not less than the minimum number of votes otherwise prescribed by law), and (ii) delivered, within 60 days of the earliest dated consent so delivered to the Corporation, to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of the stockholders are recorded.

D.         No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VII

To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

A.         Directors and Executive Officers. Subject to any provisions in the Bylaws of the Corporation related to indemnification of directors or officers of the Corporation, the Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or executive officer (as defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended) of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, executive officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, executive officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding, provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any director or executive officer in connection with any Proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board of Directors of the Corporation, or (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL or any other applicable law.

B.          Other Officers, Employees and Agents. The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any other officer, employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

C.         Advancement. The Corporation shall have the power to advance to any person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following a request therefor, all expenses incurred by any director, officer, employee or agent in connection with such proceeding.

D.         Non-Exclusivity of Rights. The rights conferred on any person by this Article VIII shall not be exclusive of any other right that such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL or any other applicable law.

E.         Amendments. Any repeal or modification of this Article VIII shall only be prospective and shall not affect the rights under this Article VIII in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any Proceeding against any agent of the Corporation.

ARTICLE IX

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. The federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

ARTICLE X

If any provision of this Certificate of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Certificate of Incorporation, and the court will replace such illegal, void or unenforceable provision of this Certificate of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Certificate of Incorporation shall be enforceable in accordance with its terms.

Except as provided in Article VII and Article VIII above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Certificate of Incorporation inconsistent with, Article V, Article VI, Article VII, Article VIII, Article IX or this Article X.

* * * *

IN WITNESS WHEREOF, this Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer effective this [xx] day of [xx], 2022.

MAUI LAND & PINEAPPLE, INC.

By:
Name:
Title:

APPENDIX C

DELAWARE BYLAWS

BYLAWS

OF

MAUI LAND & PINEAPPLE COMPANY, INC.

Page

ARTICLE I - CORPORATE OFFICES		C-5

1.1	Registered Office	C-5
1.2	Other Offices	C-5

ARTICLE II - MEETINGS OF STOCKHOLDERS		C-5

2.1	Place of Meetings	C-5
2.2	Annual Meeting	C-5
2.3	Special Meeting	C-5
2.4	Advance Notice Procedures	C-6
2.5	Notice of Stockholders’ Meetings	C-11
2.6	Quorum	C-11
2.7	Adjourned Meeting; Notice	C-11
2.8	Conduct Of Business	C-12
2.9	Voting	C-12
2.10	Stockholder Action by Written Consent Without a Meeting	C-12
2.11	Record Dates	C-12
2.12	Proxies	C-13
2.13	List of Stockholders Entitled to Vote	C-13
2.14	Inspectors of Election	C-13

ARTICLE III - DIRECTORS		C-14

3.1	Powers	C-14
3.2	Number of Directors	C-14
3.3	Election, Qualification and Term of Office of Directors	C-14
3.4	Resignation and Vacancies	C-15
3.5	Place of Meetings; Meetings by Telephone	C-15
3.6	Regular Meetings	C-15
3.7	Special Meetings; Notice	C-15
3.8	Quorum; Voting	C-16
3.9	Board Action by Written Consent Without a Meeting	C-16
3.10	Fees and Compensation of Directors	C-16
3.11	Removal of Directors	C-16

ARTICLE IV - COMMITTEES		C-17

4.1	Committees of Directors	C-17
4.2	Committee Minutes	C-17
4.3	Meetings and Action of Committees	C-17
4.4	Subcommittees	C-18

ARTICLE V - OFFICERS		C-18

5.1	Officers	C-18
5.2	Appointment of Officers	C-18
5.3	Subordinate Officers	C-18
5.4	Removal and Resignation of Officers	C-18
5.5	Vacancies in Offices	C-18

5.6	Representation of Shares of Other Corporations	C-19
5.7	Authority and Duties of Officers	C-19

ARTICLE VI - STOCK		C-19

6.1	Stock Certificates; Partly Paid Shares	C-19
6.2	Special Designation on Certificates	C-19
6.3	Lost Certificates	C-20
6.4	Dividends	C-20
6.5	Transfer of Stock	C-20
6.6	Stock Transfer Agreements	C-20
6.7	Registered Stockholders	C-20

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER		C-21

7.1	Notice of Stockholders’ Meetings	C-21
7.2	Notice by Electronic Transmission	C-21
7.3	Notice to Stockholders Sharing an Address	C-22
7.4	Notice to Person with Whom Communication is Unlawful	C-22
7.5	Waiver of Notice	C-22

ARTICLE VIII - INDEMNIFICATION		C-23

8.1	Indemnification of Directors and Officers in Third Party Proceedings	C-23
8.2	Indemnification of Directors and Officers in Actions by or in the Right of the Corporation	C-23
8.3	Successful Defense	C-23
8.4	Indemnification of Others	C-23
8.5	Advance Payment of Expenses	C-24
8.6	Limitation on Indemnification	C-24
8.7	Determination; Claim	C-25
8.8	Non-Exclusivity of Rights	C-25
8.9	Insurance	C-25
8.10	Survival	C-25
8.11	Effect of Repeal or Modification	C-25
8.12	Certain Definitions	C-26

ARTICLE IX - GENERAL MATTERS		C-26

9.1	Execution of Corporate Contracts and Instruments	C-26
9.2	Fiscal Year	C-26
9.3	Seal	C-26
9.4	Construction; Definitions	C-26

ARTICLE X - AMENDMENTS		C-27

BYLAWS OF
MAUI LAND AND PINEAPPLE COMPANY, INC.

ARTICLE I - CORPORATE OFFICES

1.1    Registered Office. The registered office of Maui Land & Pineapple Company, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2    Other Offices. The Corporation’s board of directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.

1.3    Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1    Place of Meetings. Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2    Annual Meeting. The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The board of directors may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

2.3    Special Meeting.

(i)    A special meeting of the stockholders, other than those required by statute, may be called at any time by (A) the board of directors pursuant to a resolution adopted by a majority of the board of directors, (B) the chairman of the board of directors, (C) the chief executive officer, (D) the president (in the absence of a chief executive officer), or (E) by the holders of shares entitled to cast not less than twenty-five percent of the votes at such meeting, but a special meeting may not be called by any other person or persons.

(ii)    The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, chairman of the board of directors, chief executive officer or president (in the absence of a chief executive officer). Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4    Advance Notice Procedures.

(i)    Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, except for proposals properly made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”), and the regulations thereunder (or any successor provision), clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a)    To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the Corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Corporation not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment, rescheduling or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b)    To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for the determination of stockholders entitled to notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c)    A stockholder providing written notice required by this Section 2.4(i) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 2.4(i)(c), such update and supplement shall be received by the secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.4(i)(c), such update and supplement shall be received by the secretary at the principal executive offices of the Corporation not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to such adjourned or postponed meeting.

(d)    Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)    Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the Corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the Corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.

(a)    To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above; provided additionally, however, that in the event that the number of directors to be elected to the board of directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased board made by the Corporation at least ten days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such Public Announcement is first made by the Corporation.

(b)    To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1)    as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among any of the stockholder, each nominee and/or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or relating to the nominee’s potential service on the board of directors, (F) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2)    as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)    At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d)    A stockholder providing written notice required by this Section 2.4(ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 2.4(ii)(d), such update and supplement shall be received by the secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.4(ii)(d), such update and supplement shall be received by the secretary at the principal executive offices of the Corporation not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to such adjourned or postponed meeting.

(e)    Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(f)    To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.4(iii) to the secretary at the principal executive offices of the Corporation) a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(iii)    Advance Notice of Director Nominations for Special Meetings.

(a)    For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the Corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b)    The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv)    Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the Corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.4 shall be deemed to affect any right of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5    Notice of Stockholders’ Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6    Quorum. The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Whether or not a quorum is present at a meeting of stockholders, the chairperson of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7    Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8    Conduct Of Business. The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairman of the board, if any, the chief executive officer (in the absence of the chairman), or in their absence, any other executive officer of the Corporation, shall serve as chairperson of the stockholder meeting.

2.9    Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange. Voting at meetings of stockholders need not be by written ballot.

2.10    Stockholder Action by Written Consent Without a Meeting. Subject to the rights of the holders of the shares of any series of preferred stock or any other class of capital stock or series thereof that have been expressly granted the right to take action by written consent, and except as may be otherwise provided in the certificate of incorporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.11   Record Dates. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12    Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

2.13    List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14    Inspectors of Election. Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may appoint a person to fill that vacancy.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. Such inspectors shall:

(i)    determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)    receive votes, ballots or consents;

(iii)    hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)    count and tabulate all votes or consents;

(v)    determine when the polls shall close;

(vi)    determine the result; and

(vii)    do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1    Powers. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2    Number of Directors. The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3    Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4    Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, and the vote thereon will take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Delaware Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

3.5    Place of Meetings; Meetings by Telephone. The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6    Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board of directors.

3.7    Special Meetings; Notice. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board of directors, the chief executive officer, the president, the secretary or any two or more directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)    delivered personally by hand, by courier or by telephone;

(ii)    sent by United States first-class mail, postage prepaid;

(iii)    sent by facsimile; or

(iv)    sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8    Quorum; Voting. At all meetings of the board of directors, a majority of the total number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9    Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event or events), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

3.10    Fees and Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors (or any committee thereof).

3.11    Removal of Directors. Unless otherwise provided in the certificate of incorporation, any director may be removed from office by the stockholders of the Corporation by a majority of the voting power of all the then outstanding shares then entitled to vote at the election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1    Committees of Directors. The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board of directors shall designate such committees as are required under the rules of any stock exchange on which the shares of the Corporation are then listed. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2    Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3    Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)    Section 3.5 (place of meetings and meetings by telephone);

(ii)    Section 3.6 (regular meetings);

(iii)    Section 3.7 (special meetings and notice);

(iv)    Section 3.8 (quorum; voting);

(v)    Section 7.5 (waiver of notice); and

(vi)    Section 3.9 (action without a meeting)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, provided, however:

(i)         the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee; and

(ii)         special meetings of committees may also be called by resolution of the board of directors or by resolution of the committee.

The board of directors or a committee may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4    Subcommittees. Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1    Officers. The officers of the Corporation shall be a chief executive officer and/or president, chief financial officer and a secretary. The Corporation may also have, at the discretion of the board of directors, a chairman of the board of directors, a vice chairman of the board of directors, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2    Appointment of Officers. The board of directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3   Subordinate Officers. Other than the chief executive officer, president, chief financial officer and secretary, the board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4   Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5    Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6   Representation of Shares of Other Corporations. The chairman of the board of directors, the chief executive officer, the president, any vice president, the treasurer, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other equity interests of any other Corporation or Corporations or entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7    Authority and Duties of Officers. All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

ARTICLE VI - STOCK

6.1    Stock Certificates; Partly Paid Shares. The shares of the Corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its capital stock shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of capital stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by the chairman of the board of directors or vice- chairman of the board of directors, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2    Special Designation on Certificates. If the Corporation is authorized to issue more than one class of capital stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of capital stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of capital stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of capital stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of capital stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares of capital stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of capital stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares of capital stock and the rights and obligations of the holders of certificates representing capital stock of the same class and series shall be identical.

6.3    Lost Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4    Dividends. The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the capital stock.

The board of directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

6.5    Transfer of Stock. Transfers of record of shares of capital stock shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such capital stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6   Stock Transfer Agreements. The Corporation shall have the power to enter into and perform any agreement with any number of stockholders of any one or more classes of capital stock to restrict the transfer of shares of capital stock of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7    Registered Stockholders. The Corporation:

(i)    shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)    shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)    shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1    Notice of Stockholders’ Meetings. Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records. An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2    Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i)    the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(ii)    such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)         if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)         if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)         if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)         if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply with respect to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3    Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4    Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5    Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1    Indemnification of Directors and Executive Officers in Third Party Proceedings. Subject to the certificate of incorporation and the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other (a “Proceeding”), other than an action by or in the right of the Corporation, by reason of the fact that such person is or was a director or executive officer of the Corporation (as defined in Rule 3b-7 promulgated under the 1934 Act), or is or was a director or executive officer of the Corporation serving at the request of the Corporation as a director, officer, employee, member, manager, trustee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), damages, losses, liabilities, judgments, fines, penalties, ERISA excise taxes, amounts paid or payable in settlement, any federal, state, local or foreign taxes, and all other charges paid or payable by such person in connection with investigating, defending, being a witness in or participating in, or preparing to defend, be a witness or participate in, any Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did or did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had or did not have reasonable cause to believe that such person’s conduct was unlawful.

8.2    Indemnification of Directors and Executive Officers in Actions by or in the Right of the Corporation. Subject to the certificate of incorporation and the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or executive officer of the Corporation, or is or was a director or executive officer of the Corporation serving at the request of the Corporation as a director, officer, employee, member, manager, trustee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), damages, losses, liabilities, judgments, fines, penalties, ERISA excise taxes, amounts paid or payable in settlement, any federal, state, local or foreign taxes, and all other charges paid or payable by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3    Successful Defense. To the extent that a present or former director or executive officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees), damages, losses, liabilities, judgments, fines, penalties, ERISA excise taxes, amounts paid or payable in settlement, any federal, state, local or foreign taxes, and all other charges paid or payable by such person in connection therewith.

8.4     Indemnification of Other Officers, Employees and Agents. Subject to the certificate of incorporation and the other provisions of this Article VIII, the Corporation shall have the power to indemnify its officers, employees and agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate to such person or persons as the board shall in its discretion determine the determination of whether employees or agents shall be indemnified.

8.5    Advance Payment of Expenses. Expenses (including attorneys’ fees) actually and reasonably incurred by an executive officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Notwithstanding the foregoing, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation in which event this provision shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Corporation or by persons serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

8.6    Limitation on Indemnification. Subject to the requirements in Section 8.3 and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)    for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)    for the disgorgement of profits arising from the purchase or sale by such person of securities of the Corporation in violation of Section 16(b) of the 1934 Act, or any similar successor statute, state law or other law;

(iii)    for any reimbursement to the Corporation of any bonus or other incentive-based or equity-based compensation previously received by such person or payment of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the 1934 Act (including any such reimbursements under Section 304 of the Sarbanes-Oxley Act of 2002 in connection with an accounting restatement of the Corporation or the payment to the Corporation of profits arising from the purchase or sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act);

(iv)    initiated by such person, including any Proceeding against the Corporation or its directors, officers, employees, or other indemnitees and not by way of defense, except (a) proceedings regarding indemnification for expenses in enforcing rights (unless a court of competent jurisdiction determines that each of the material assertions made by such person in such proceeding was not made in good faith or was frivolous); or (b) where the Corporation has joined in or the board has consented to the initiation of such proceedings; or

(v)    if a final decision by a court of competent jurisdiction determines that such indemnification is prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.7    Determination; Claim. The Corporation shall indemnify any claimants person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8    Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9    Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10    Survival. The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11    Effect of Repeal or Modification. A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12    Certain Definitions. For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1    Execution of Corporate Contracts and Instruments. Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2    Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.3    Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4    Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the board of directors or by an officer or officers authorized by the board of Directors to make such designation.

9.5    Conflict With Applicable Law or Certificate of Incorporation. These bylaws are adopted subject to any applicable law and the certificate of incorporation. Whenever these bylaws may conflict with any applicable law or the certificate of incorporation, such conflict shall be resolved in favor of such law or the certificate of incorporation.

9.6    Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the total voting power of outstanding capital stock, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any provision of these bylaws. The board of directors shall also have the power to adopt, amend or repeal bylaws.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

CERTIFICATE OF SECRETARY

OF

MAUI LAND & PINEAPPLE COMPANY, INC.,

a Delaware corporation

The undersigned hereby certifies as follows:

1.    They are the duly elected and acting Secretary of Maui Land & Pineapple Company, Inc., a Delaware corporation (the “Corporation”).

2.    That the foregoing bylaws are a true and correct copy of the Bylaws of the Corporation as adopted by the Board of Directors of the Corporation on [•], 2022.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the [•] day of [•], 2022.

[•], Secretary

APPENDIX D

ARTICLES OF CONVERSION

Nonrefundable Filing Fee: $100.00
*Nonprofit: $50.00

Clear Form

FORM X-10
7/2017

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
335 Merchant Street
Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810
Phone No. (808) 586-2727

ARTICLES OF CONVERSION

(Section 414-272, 415A-16.6, 414D-208 425-193, 425E-1103, 428-902.6, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, submitting these Articles of Conversion, certify as follows:

1. The converting (original) entity was (check one):

   ☒ Profit Corp. ☐ Professional Corp. ☐ Nonprofit Corp. ☐ General Partnership ☐ Limited Partnership

   ☐ LLC ☐ LLP (If LLP must also check General Partnership) ☐ LLLP

2. The name and state/country of incorporation/formation/organization or qualification of the converting entity was:

   Maui Land & Pineapple Company, Inc. (Type/Print Entity Name) — Hawaii (State or Country)

3. The converted (new) entity is (check one):

   ☒ Profit Corp. ☐ Professional Corp. ☐ Nonprofit Corp. ☐ General Partnership ☐ Limited Partnership

   ☐ LLC ☐ LLP (If LLP must also check General Partnership) ☐ LLLP

4. The name and state/country of incorporation/formation/organization or qualification of the converted entity is:

   Maui Land & Pineapple Company, Inc. (Type/Print Entity Name) — Delaware (State or Country)

5. The Plan of Conversion has been approved in accordance to Section 414-271, 415A-16.5, 414D-202, 425-192, 425E-1102, 428-902.5, as applicable.

6. An executed Plan of Conversion is on file at the principal place of business of the converting entity whose address is:

   200 Village Road, Lahaina, Hawai'i 96761

7. A copy of the Plan of Conversion shall be furnished by the converting entity prior to the conversion or by the converted entity after the conversion on written request and without cost, to any shareholder, partner, member, or owner of the converting entity or the converted entity.

HI090 - 8/30/2017 Wolters Kluwer Online

FORM X-10
7/2017

8. Complete the applicable section. The Plan of Conversion was approved by the converting entity as follows:

A. By vote of the shareholders of the converting domestic profit/professional corporation:

Number of Shares Outstanding	Class/Series	Number of Shares Voting For Conversion	Number of Shares Voting Against Conversion
19,364,153	Common Stock		

OR

B. By vote of the converting domestic limited liability company:

Total Number of Authorized Votes	Number of Votes For the Conversion	Number of Votes Against the Conversion

OR

C. ☐ The converting entity was a foreign profit corporation, a foreign limited liability company, a foreign limited partnership, a foreign limited liability limited partnership, a domestic or a foreign general partnership, or a domestic or foreign limited liability partnership. The approval of the Plan of Conversion was duly authorized and complied with the laws under which the converting entity was incorporated, formed, organized, or qualified.

OR

D. ☐ The converting entity was a domestic limited partnership or a domestic limited liability limited partnership and that a majority of the general partners have agreed to the conversion.

9. The conversion is effective on the date and time of filing the Articles of Conversion or at a later date and time, no more than 30 days after the filing, if so stated. Check one of the following statements:

☒ Conversion is effective on the date and time of filing the Articles of Conversion.

☐ Conversion is effective on ______________________________, at ____________ m., Hawaiian Standard Time, which date is not later than 30 days after the filing of the Articles of Conversion.

I/we certify under the penalties of Section 414-20, 415A-25, 414D-12, 425-13, 425-172, 425E-208, and 428-1302, Hawaii Revised Statutes, as applicable, that I/we have read the above statements, I/we are authorized to sign this Articles of Conversion, and that the above statements are true and correct.

Signed this ________ day of ____________________, 2022

Warren H Haruki, CEO
(Type/Print Name & Title) (Signature)

Wade K Kodama, CFO
(Type/Print Name & Title) (Signature)

SEE INSTRUCTIONS ON REVERSE SIDE. The articles must be signed by an officer, partner, or other duly authorized representative of the converting entity.

HI090 - 8/30/2017 Wolters Kluwer Online

APPENDIX E

CERTIFICATE OF CONVERSION

E-1

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.) The jurisdiction where the Non-Delaware Corporation first formed is Hawaii.

2.) The jurisdiction immediately prior to filing this Certificate is Hawaii.

3.) The date the Non-Delaware Corporation first formed is 12/17/1909.

4.) The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Maui Land & Pineapple Company, Inc.

5.) The name of the Corporation as set forth in the Certificate of Incorporation is Maui Land & Pineapple Company, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the __________ day of ________________, A.D. 2022.

By: ________________________

Name: Warren H Haruki
Print or Type

Title: CEO
Print or Type

E-2

APPENDIX F

Sections 414-341 through 414-359 of the Hawaii Business Corporation Act

Section 414-341 Definitions.

As used in this part:

"Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

"Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

"Dissenter" means a shareholder who is entitled to dissent from corporate action under section 414-342 and who exercises that right when and in the manner required by sections 414-351 to 414-359.

"Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

"Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

"Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

"Shareholder" means the record shareholder or the beneficial shareholder. [L 2000, c 244, pt of §1]

Section 414-341 Right to dissent.

(a)	A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:
(1)	Consummation of a plan of merger to which the corporation is a party:
(A)	If shareholder approval is required for the merger by section 414-313 or the articles of incorporation; provided that the shareholder is entitled to vote on the merger; or
(B)	If the corporation is a subsidiary that is merged with its parent under section 414-314;
(2)	Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;
(3)

Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

(4)	An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:
(A)	Alters or abolishes a preferential right of the shares;
(B)	Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;
(C)	Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
(D)

Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

(E)	Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 414-74;
(5)

Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or

(6)	Consummation of a plan of conversion to which the corporation is the converting entity, if the shareholder is entitled to vote on the plan.
(b)

A shareholder entitled to dissent and obtain payment for the shareholder's shares under this part may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

[L 2000, c 244, pt of §1; am L 2004, c 121, §12]

Section 414-343 Dissent by nominees and beneficial owners.

(a)

A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and the partial dissenter's other shares were registered in the names of different shareholders.

(b)	A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:
(1)	The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
(2)	The beneficial shareholder does so with respect to all shares of which the beneficial shareholder is the beneficial shareholder or over which the beneficial shareholder has power to direct the vote.

[L 2000, c 244, pt of §1]

Section 414-351 Notice of dissenters’ rights.

(a)

If proposed corporate action creating dissenters' rights under section 414-342 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this part and be accompanied by a copy of this part.

(b)

If corporate action creating dissenters' rights under section 414-342 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 414-353.

[L 2000, c 244, pt of §1]

Section 414-352 Notice of intent to demand payment.

(a)	If proposed corporate action creating dissenters' rights under section 414-342 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
(1)	Must deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated; and
(2)	Must not vote the shareholder's shares in favor of the proposed action.
(b)	A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for the shareholder's shares under this part.

[L 2000, c 244, pt of §1]

Section 414-353 Dissenters’ notice

(a)

If proposed corporate action creating dissenters' rights under section 414-342 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 414-352.

(b)	The dissenters' notice must be sent no later than ten days after the corporate action was taken, and must:
(1)	State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
(2)	Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(3)

Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(4)	Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the subsection (a) notice is delivered; and
(5)	Be accompanied by a copy of this part.

[L 2000, c 244, pt of §1]

Section 414-354 Duty to demand payment.

(a)

A shareholder sent a dissenters' notice described in section 414-353 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the [dissenters'] notice pursuant to section 414-353(b)(3), and deposit the shareholder's certificates in accordance with the terms of the notice.

(b)

The shareholder who demands payment and deposits the shareholder's share certificates under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

(c)

A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this part.

[L 2000, c 244, pt of §1]

Section 414-355 Share restrictions.

(a)

The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 414-357.

(b)

The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

[L 2000, c 244, pt of §1]

Section 414-356 Payment.

(a)

Except as provided in section 414-358, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 414-354 the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(b)	The payment must be accompanied by:
(1)

The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(2)	A statement of the corporation's estimate of the fair value of the shares;
(3)	An explanation of how the interest was calculated;
(4)	A statement of the dissenter's right to demand payment under section 414-359; and
(5)	A copy of this part.

[L 2000, c 244, pt of §1]

Section 414-357 Failure to take action.

(a)

If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b)

If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 414-353 and repeat the payment demand procedure.

[L 2000, c 244, pt of §1]

Section 414-358 After-acquired shares.

(a)

A corporation may elect to withhold payment required by section 414-356 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b)

To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 414-359.

[L 2000, c 244, pt of §1]

Section 414-359 Procedure if shareholder dissatisfied with payment or offer.

(a)

A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate (less any payment under section 414-356), or reject the corporation's offer under section 414-358 and demand payment of the fair value of the dissenter's shares and interest due, if:

(1)

The dissenter believes that the amount paid under section 414-356 or offered under section 414-358 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

(2)	The corporation fails to make payment under section 414-356 within sixty days after the date set for demanding payment; or
(3)

The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(b)

A dissenter waives the dissenter's right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (a) within thirty days after the corporation made or offered payment for the dissenter's shares.

[L 2000, c 244, pt of §1]

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Maui Land & Pineapple Company, Inc.

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m. Eastern Time on Tuesday, June 28, 2022.

Online
Go to **www.envisionreports.com/mlp** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/mlp

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2022 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

+

01 - Stephen M. Case
02 - Warren H. Haruki
03 - David A. Heenan
04 - Anthony P. Takitani
05 - Arthur C. Tokin

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For all EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01 ☐ 02 ☐ 03 ☐ 04 ☐ 05 ☐

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE 2022 ANNUAL MEETING.

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 5 3 5 7 5 5

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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03NA3B

2022 Annual Meeting Admission Ticket
2022 Annual Meeting of Maui Land & Pineapple Company, Inc. Shareholders
Wednesday, June 29, 2022, 8:30 a.m. Hawaii Standard Time
Via conference call at (866) 316-1519, PIN = 42323766#

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/mlp

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Maui Land & Pineapple Company, Inc.

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The undersigned hereby makes, constitutes and appoints Mr. Warren H. Haruki, Chief Executive Officer and Mr. Wade K. Kodama, Chief Financial Officer as attorney and proxy of the undersigned, with full power of substitution, for and in the name of the undersigned to represent the undersigned at the 2022 Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. (the "Company") to be held on Wednesday, June 29, 2022, at 8:30 a.m., Hawaii Standard Time, via conference call at (866) 316-1519, PIN = 42323766#, and any postponements or adjournments thereof, and to vote all shares of the stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present at such meeting. This Proxy may be revoked by the undersigned at any time. The undersigned directs that this Proxy be voted as follows on the reverse side:

THIS PROXY WILL BE VOTED AS DIRECTED. IF THE PROXY IS PROPERLY SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE 2022 ANNUAL MEETING.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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